EXHIBIT 99.13
                                 -------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-14,
                   Asset-Backed Certificates, Series 2005-14

     All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus.

                                         Preliminary Structural and Collateral Term Sheet                        November 9, 2005
---------------------------------------------------------------------------------------------------------------------------------

                                                             $942,121,000
                                                             (Approximate)
                                                    GSAA Home Equity Trust 2005-14
                                                GS Mortgage Securities Corp., Depositor
                                                       Asset-Backed Certificates

  Overview of the Offered Certificates
  ------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   Approximate                                    Expected  Initial Pass-  Estimated       Principal  S&P /Moody's
                    Principal  Certificate           Primary       Credit        Through  Avg. Life         Payment      Expected
Certificates       Balance(1)         Type  Collateral Group  Support (3)       Rate (4)  (yrs) (5)  Window (5) (6)       Ratings
-----------------------------------------------------------------------------------------------------------------------------------
1A1               $171,351,000           Sr       Group I (2)       16.21%   LIBOR + [ ]%       2.43   12/05 - 05/12       AAA/Aaa
1A2                $19,040,000           Sr       Group I (2)        6.90%   LIBOR + [ ]%       2.43   12/05 - 05/12       AAA/Aaa
2A1               $404,421,000           Sr      Group II (2)        6.90%   LIBOR + [ ]%       1.00   12/05 - 02/08       AAA/Aaa
2A2               $138,416,000           Sr      Group II (2)        6.90%   LIBOR + [ ]%       3.00   02/08 - 12/09       AAA/Aaa
2A3               $137,474,000           Sr      Group II (2)       16.21%   LIBOR + [ ]%       5.70   12/09 - 05/12       AAA/Aaa
2A4                $15,275,000           Sr      Group II (2)        6.90%   LIBOR + [ ]%       5.70   12/09 - 05/12       AAA/Aaa
M-1                $19,032,000          Sub    Group I and II        4.90%   LIBOR + [ ]%       4.47   01/09 - 05/12        AA+Aa1
M-2                 $8,564,000          Sub    Group I and II        4.00%   LIBOR + [ ]%       4.45   01/09 - 05/12        AA/Aa2
M-3                 $4,758,000          Sub    Group I and II        3.50%   LIBOR + [ ]%       4.45   01/09 - 05/12        AA/Aa3
M-4                 $4,758,000          Sub    Group I and II        3.00%   LIBOR + [ ]%       4.45   01/09 - 05/12         AA/A1
M-5                 $4,758,000          Sub    Group I and II        2.50%   LIBOR + [ ]%       4.42   12/08 - 05/12        AA-/A2
M-6                 $4,758,000          Sub    Group I and II        2.00%   LIBOR + [ ]%       4.35   12/08 - 05/12          A/A3
B-1                 $4,758,000          Sub    Group I and II        1.50%   LIBOR + [ ]%       4.17   12/08 - 09/11       A-/Baa1
B-2                 $4,758,000          Sub    Group I and II        1.00%   LIBOR + [ ]%       3.84   12/08 - 12/10      BBB/Baa3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL             $942,121,000
-----------------------------------------------------------------------------------------------------------------------------------

  Overview of the Non-offered Certificates
  ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
B-3                 $4,758,000          Sub    Group I and II        0.50%           [ ]%        N/A             N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------

  (1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
  (2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates may receive principal payments from the other collateral group.
  (3)  Fully funded overcollateralization of approximately 0.50%.
  (4) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Principal Certificates.
  (5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
  (6) The stated final maturity date for the certificates is the Distribution Date in December 2035.

  Selected Mortgage Pool Data (7)
  -------------------------------

----------------------------------------------------------------------------------------------------------------
                                                         Group I                Group II              Aggregate
----------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                         $205,576,626            $751,055,073           $956,631,699
Number of Mortgage Loans:                                   1,205                   2,602                  3,807
Average Scheduled Principal Balance:                     $170,603                $288,645               $251,282
Interest Only Loans:                                       90.90%                  92.29%                 91.99%
Weighted Average Gross Coupon:                             6.476%                  6.325%                 6.357%
Weighted Average Net Coupon(8):                            6.180%                  6.030%                 6.063%
Weighted Average FICO Score:                                  705                     710                    709
Weighted Average Original LTV Ratio:                       78.50%                  77.52%                 77.73%
Weighted Average Stated Remaining Term
(months):                                                     357                     358                    358
Weighted Average Seasoning (months):                            2                       2                      2
Weighted Average Months to Roll:                               52                      42                     44
Weighted Average Gross Margin:                              2.34%                   2.41%                  2.40%
Weighted Average Initial Rate Cap:                          4.98%                   4.27%                  4.42%
Weighted Average Periodic Rate Cap:                         1.69%                   1.56%                  1.59%
Weighted Average Gross Maximum Lifetime
Rate:                                                      11.91%                  11.95%                 11.94%
----------------------------------------------------------------------------------------------------------------

  (7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
  (8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding, Inc. ("GreenPoint") (25.44%), SunTrust Mortgage, Inc. ("SunTrust") (15.91%) and others (10.94%) or purchased through the Goldman Sachs Residential Mortgage Conduit ("Conduit") (47.71%).

o The Mortgage Loans will be serviced or sub-serviced by Countrywide Home Loans Servicing, LP ("Countrywide") (50.82%), GreenPoint (25.44%), SunTrust (15.91%) and National City Mortgage Company ("NatCity") (7.83%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.50%, excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0514 and on Bloomberg as GSAA 05-14.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $951,640,750.58. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.9000% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. See page 28 for swap agreement details.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:               November 22, 2005

Cut-Off Date:                        November 1, 2005

Statistical Calculation Date:        October 1, 2005

Expected Pricing Date:               On or before November 14, 2005

First Distribution Date:             December 27, 2005

Key Terms
---------

Offered Certificates:                Class A, Class M, Class B-1 and Class B-2 Certificates

Non-Offered Certificates:            Class B-3 Certificates, the Class X Certificates and the Class R Certificates

LIBOR Certificates:                  Class A, Class M, Class B-1 and Class B-2 Certificates

Principal Certificates:              Class A, Class M and Class B Certificates

Class A Certificates:                Class 1A and Class 2A Certificates

Class 1A Certificates:               Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:               Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

Class M Certificates:                Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates

Class B Certificates:                Class B-1, Class B-2 and Class B-3 Certificates

Class R Certificates:                Class R-1 and Class R-2 Certificates. The Class R Certificates are not being offered hereby.

Depositor:                           GS Mortgage Securities Corp.

Subordinate Certificates:            Class M and Class B Certificates

Underwriter:                         Goldman, Sachs & Co.

Servicers:                           Countrywide, GreenPoint, SunTrust and NatCity

Trustee:                             Wachovia Bank, NA

Securities Administrator:            JP Morgan Chase Bank, NA

Master Servicer:                     JP Morgan Chase Bank, NA

Custodians:                          Deutsche Bank National Trust Company and JP Morgan Chase Bank, NA

Swap Provider:                       TBD

Servicing Fee Rates:                 25.0 bps (66.66%)
                                     37.5 bps (33.34%)

Expense Fee Rate:                    The Servicing Fee Rate and any lender-paid mortgage insurance

Distribution Date:                   25th day of the month or the next Business Day

Record Date:                         For any Distribution Date, the last Business Day of the Interest Accrual Period.

Delay Days:                          24 day delay on the Non-Offered Certificates
                                     0 day delay on the Offered Certificates

Day Count:                           Actual/360 basis for the LIBOR Certificates and 30/360 basis for the Non-Offered Certificates.

Prepayment Period:                   The calendar month prior to the Distribution Date

Due Period:                          The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Interest Accrual Period:             For the LIBOR Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered
                                     Certificates, the calendar month immediately preceding the then current
                                     Distribution Date.

Pricing Prepayment Assumption:       30% CPR

Group I Mortgage Loans:              Approximately $205,576,626 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:             Approximately $751,055,073 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one-
                                     to four-family residential mortgage loan guidelines set by both Fannie Mae and
                                     Freddie Mac.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

Excess Spread:                       The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the
                                     Statistical Calculation Date:

                                     Initial Gross WAC (1):                                                6.3571%

                                       Less Fees & Expenses (2):                                           0.2945%
                                                                                                     -----------------
                                     Net WAC (1):                                                          6.0626%

                                       Less Initial Principal Certificate Coupon (Approx.)(1)(3):          4.3154%

                                       Less Initial Swap Outflow:(3)                                       0.8019%
                                                                                                     -----------------
                                     Initial Excess Spread (1):                                            0.9453%

                                        (1)  This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                        (2)  Includes the Servicing Fee and any lender-paid mortgage insurance.

                                        (3)  Assumes 1-month LIBOR equal to 4.09%, initial marketing spreads and a
                                             30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Principal
                                             Certificates as well as any changes in day count.

Servicer Advancing:                  Yes, as to principal and interest, subject to recoverability.

Compensating Interest:               Each Servicer shall provide Compensating Interest equal to the lesser of (A)
                                     the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related Distribution Date in the case of GreenPoint and Countrywide (servicing the non-Conduit Mortgage Loans) or
                                     (ii) its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide (sub-servicing the Conduit Mortgage Loans), NatCity and
                                     SunTrust.

Optional Clean-up Call:              The transaction has a 10% optional clean-up call.

Retention of Servicing:              Although the Depositor will transfer all right, title and interest in the
                                     Mortgage Loans to the trust, with respect to certain of the Mortgage Loans the
                                     Depositor or an affiliate of the Depositor will retain the right to terminate the Servicer of those Mortgage Loans without cause and transfer the servicing to a third party. The Mortgage Loans affected by this right will be serviced as of the Closing Date by Countrywide and represent approximately 47.71% of the aggregate principal balance of the Mortgage Loans as of the Statistical
                                     Calculation Date. Should the Depositor or such affiliate choose to do so, the transfer must meet certain conditions set forth in the master servicing and trust agreement, including that the Depositor or such affiliate of the
                                     Depositor must provide 30 days' notice, the terminated Servicer must be reimbursed for any unreimbursed Monthly Advances, Servicing Fees and any related expenses, and the replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac. Any such successor must be reasonably acceptable to the Master Servicer, and requires the receipt of confirmation from the Rating Agencies that the transfer of the servicing of these Mortgage Loans will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates.

Rating Agencies:                     Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies,
                                     Inc., and Moody's Investors Service, Inc.

Minimum Denomination:                $50,000 with regard to each of the Offered Certificates.

Legal Investment:                    It is anticipated that Class A, Class M-1, Class M-2, Class M-3, Class M-4,
                                     Class M-5 and the Class R Certificates will be SMMEA eligible.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

ERISA Eligible:                      Underwriter's exemption is expected to apply to the Offered Certificates.
                                     However, in addition, for so long as the Swap Agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                       All Principal Certificates represent REMIC regular interests subject to certain rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of the swap agreement as a position in a notional principal contract. The Class R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:                          The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                     PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION
                                     THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED
                                     CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.50% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-Off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (i) the date on which the principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of:

(A) the Distribution Date occurring in December 2008; and
(B) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 13.80%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------
                                         Initial
                                   Subordination                 Step-Down
        Class                         Percentage           Date Percentage
        ------------------------------------------------------------------
        A                                  6.90%                    13.80%
        ------------------------------------------------------------------
        M-1                                4.90%                     9.80%
        ------------------------------------------------------------------
        M-2                                4.00%                     8.00%
        ------------------------------------------------------------------
        M-3                                3.50%                     7.00%
        ------------------------------------------------------------------
        M-4                                3.00%                     6.00%
        ------------------------------------------------------------------
        M-5                                2.50%                     5.00%
        ------------------------------------------------------------------
        M-6                                2.00%                     4.00%
        ------------------------------------------------------------------
        B-1                                1.50%                     3.00%
        ------------------------------------------------------------------
        B-2                                1.00%                     2.00%
        ------------------------------------------------------------------
        B-3                                0.50%                     1.00%
        ------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

        ------------------------------- -------------------------------------------------------------
        Distribution Date               Cumulative Realized Loss Percentage:
        ------------------------------- -------------------------------------------------------------
                                        0.25% for the first month, plus an additional 1/12th of
        December 2007 - November 2008   0.350% for each month thereafter (e.g., approximately
                                        0.279% in January 2008)
        ------------------------------- -------------------------------------------------------------
                                        0.60% for the first month, plus an additional 1/12th of
        December 2008 - November 2009   0.350% for each month thereafter (e.g., approximately
                                        0.629% in January 2009)
        ------------------------------- -------------------------------------------------------------
                                        0.90% for the first month, plus an additional 1/12th of
        December 2009 - November 2010   0.300% for each month thereafter (e.g., approximately
                                        0.925% in January 2010)
        ------------------------------- -------------------------------------------------------------
                                        1.20% for the first month, plus an additional 1/12th of
        December 2010 - November 2011   0.200% for each month thereafter (e.g., approximately
                                        1.217% in January 2011)
        ------------------------------- -------------------------------------------------------------
        December 2011 and thereafter    1.40%
        ------------------------------- -------------------------------------------------------------


Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 0.60%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Group II Sequential Trigger Event. A Group II Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 0.60%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-3 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-3 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------


Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A4 Pass-Through Rate. The Class 2A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------


WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12 (calculated on an actual/360 basis with respect to the Offered Certificates and a 30/360 basis with respect to the Class B-3 Certificates).

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, swap payments and certain swap termination payments owed to the swap provider.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) to the Supplemental Interest Trust, swap payments and certain swap termination payments owed to the swap provider, if any;

(ii)  concurrently,

      (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------


           Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates; and

      (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or
(B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause
(A) or (B) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

(iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(i) concurrently, to the Class R-1 and Class R-2 Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(ii)  concurrently,

     (A) concurrently, to the Class 1A1 and Class 1A2 Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero; and

     (B) to the Class 2A Certificates, the Group II Principal Distribution Amount, in the following order of priority:

          (x) sequentially, to the Class 2A1 and Class 2A2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

          (y) concurrently, to the Class 2A3 and Class 2A4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first, to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero and, then, to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero;

(iii) provided, that if after making distributions pursuant to paragraphs (A) and (B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (iii) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (iii), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs
      (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------


(iv) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (i) and (ii) will be distributed in the following order of priority:

      (A)  from any remaining Principal Distribution Amount, to the Class M
           Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero;
           and

      (B)  from any remaining Principal Distribution Amount, to the Class B
           Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)   Concurrently,

     (A) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution
          Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation
          Percentage for these classes, until their respective certificate principal balances have been reduced to zero; and

     (B)  to the Class 2A Certificates, the lesser of the Group II Principal
          Distribution Amount and the portion of the Class A Principal
          Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation
          Percentage for these classes, allocated in the following order of priority:

          (x) sequentially, to the Class 2A1 and Class 2A2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

          (y) concurrently, to the Class 2A3 and Class 2A4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero;

ii) provided, that if after making distributions pursuant to paragraphs (A) and (B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2
     Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and
     Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (ii) to the Class A certificates on that Distribution
     Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (ii), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;

iii) the portion of the available Principal Distribution Amount remaining for both loan groups after making the distributions described above in paragraphs (A) and (B) will be distributed sequentially in the following order of priority:

     (A)  sequentially, in ascending numerical order, to the Class M
          Certificates, the lesser of the remaining Principal Distribution
          Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero; and

     (B)  sequentially, in ascending numerical order, to the Class B
          Certificates, the lesser of the remaining Principal Distribution
          Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



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


M-6, Class B-1, Class B-2 and Class B-3 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2
Certificates, until its certificate principal balance has been reduced to zero, and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2, Class 2A3 and Class 2A4
Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger
Event is in effect, principal distributions to the Class 2A3 and Class 2A4
Certificates will be allocated first to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class
2A4 Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net
Monthly Excess Cashflow shall be paid as follows:

(i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A
      Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior
      Distribution Dates;

(ii) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount;

(iii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount;

(iv)  concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class
      1A1 Certificates, any Class 1A2 Basis Risk Carry Forward Amount to the
      Class 1A2 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward
      Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry
      Forward Amount to the Class 2A3 Certificates, any Class 2A4 Basis Risk
      Carry Forward Amount to the Class 2A4 Certificates, pro rata based on their respective certificate principal balances, provided that, if for any distribution date, after the allocation of the remaining unpaid
      Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A
      Certificates is reduced to zero, any amount of remaining unpaid Basis
      Risk Carry Forward Amount that would have been allocated to that Class A
      Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward
      Amounts, to the other Class A Certificates to the extent the other Class
      A Certificates have any remaining unpaid Basis Risk Carry Forward
      Amounts;

(v)   sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
      Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3
      Certificates, any Basis Risk Carry Forward Amounts for such classes;
      and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest
Trust on a Distribution Date will include: the swap payments owed to the Swap
Provider for such Distribution Date and swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any swap payments and certain swap termination payments (other than termination payments where the swap provider is the defaulting party or the sole affected party) owed for such Distribution
      Date;

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Principal
      Certificates" section, to the extent unpaid from other available funds;

(iii) to the certificateholders, to pay principal according to the section
      "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the required


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



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      overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds;

(iv)  to the certificateholders, to pay unpaid interest shortfall and Basis
      Risk Carry Forward Amounts according to the section "Allocation of Net
      Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds;

(v) to the swap provider, any termination payments where the swap provider is the defaulting party or the sole affected party owed for such Distribution Date; and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, Class
B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and
Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1
Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future
Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution
Date, the portion of funds available for distribution on such Distribution
Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess
Subordinated Amount, if any.

Principal Distribution Amount on the Principal Certificates. On any
Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage
Loans, determined in accordance with the Class A Principal Allocation
Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage
Loans, determined in accordance with the Class A Principal Allocation
Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



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


(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date;

(ii) the principal portion of all partial and full prepayments received during the related prepayment period;

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution
      Date) through the servicer remittance date prior to the current Distribution Date;

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and

(vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

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Distribution Date), and (D) the certificate principal balance of the Class M-3
Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 93.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 94.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------


Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 99.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------


Remaining Prepayment Penalty Term by Product Type(1)(2)
-------------------------------------------------

Product            No Penalty   1-12 Months    13-24 Months     25-36 Months      37-48 Months      49-60 Months            Total
------------    -------------   -----------    ------------     ------------      ------------      ------------     ------------
1 Year ARM        $68,696,429      $650,000              $0      $16,292,966           $83,125                $0      $85,722,520
10 Year ARM        $1,324,000            $0              $0         $131,192                $0                $0       $1,455,192
2 Year ARM        $36,697,704    $2,694,184      $8,235,417       $9,873,402          $759,450                $0      $58,260,159
3 Year ARM       $202,059,915    $6,051,774        $789,385      $53,347,373          $166,400        $1,874,269     $264,289,116
5 Year ARM       $356,416,807   $14,394,706      $8,923,144     $114,747,900          $130,700        $2,854,587     $497,467,844
6 Month ARM       $15,089,143    $5,117,121      $1,674,764       $3,150,570                $0        $1,017,932      $26,049,530
7 Year ARM        $20,497,789            $0              $0       $2,729,800          $159,750                $0      $23,387,339
------------    -------------   -----------    ------------     ------------      ------------      ------------     ------------
TOTAL(3)         $700,781,787   $28,907,784     $19,622,710     $200,273,204        $1,299,425        $5,746,789     $956,631,699
============    =============   ===========    ============     ============      ============      ============     ============

Product            No Penalty   1-12 Months    13-24 Months      25-36 Months     37-48 Months      49-60 Months            Total
------------    -------------   -----------    ------------     ------------      ------------      ------------     ------------
1 Year ARM              7.18%         0.07%           0.00%             1.70%            0.01%             0.00%            8.96%
10 Year ARM             0.14%         0.00%           0.00%             0.01%            0.00%             0.00%            0.15%
2 Year ARM              3.84%         0.28%           0.86%             1.03%            0.08%             0.00%            6.09%
3 Year ARM             21.12%         0.63%           0.08%             5.58%            0.02%             0.20%           27.63%
5 Year ARM             37.26%         1.50%           0.93%            11.99%            0.01%             0.30%           51.99%
6 Month ARM             1.58%         0.53%           0.18%             0.33%            0.00%             0.11%            2.73%
7 Year ARM              2.14%         0.00%           0.00%             0.29%            0.02%             0.00%            2.45%
------------    -------------   -----------    ------------     ------------      ------------      ------------     ------------
TOTAL(3)               73.26%         3.02%           2.05%            20.94%            0.14%             0.60%           100.00
============    =============   ===========    ============     ============      ============      ============     ============

(1)  All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)  None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.
(3)  Columns may not add up due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
  o  The Pricing Prepayment Assumption (as defined on page 3 above) is applied.
  o 1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on November 4, 2005) are used.
  o  33% loss severity, 100% advancing of principal and interest.
  o  There is a 6-month lag in recoveries.
  o Priced to call with collateral losses calculated through the life of the applicable bond.
  o  All Offered Certificates are priced at par.
  o All payments are assumed to be made on the 25th of the month regardless of business days.
  o Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.

     -------------------------------------------------------------------------------------------------------------------------------
                                                      First Dollar of Loss                  Libor Flat                    0% Return
     -------------------------------------------------------------------------------------------------------------------------------
     Class M-1          CDR (%)                                       9.95                       10.03                        10.85
                        Yield (%)                                   5.4323                      5.0040                       0.0286
                        WAL (years)                                   5.09                        5.09                         5.01
                        Modified Duration                             4.41                        4.41                         4.41
                        Principal Window                     Dec10 - Dec10               Dec10 - Dec10                Nov10 - Nov10
                        Principal Writedown               6,172.38 (0.03%)          473,795.53 (2.49%)        5,005,151.54 (26.30%)
                        Total Collateral Loss        63,258,258.83 (6.65%)       63,705,353.07 (6.69%)        67,885,305.97 (7.13%)
    --------------------------------------------------------------------------------------------------------------------------------
    Class M-2           CDR (%)                                       8.46                        8.49                         8.85
                        Yield (%)                                   5.4444                      5.0863                       0.0681
                        WAL (years)                                   5.26                        5.26                         5.26
                        Modified Duration                             4.53                        4.54                         4.59
                        Principal Window                     Feb11 - Feb11               Feb11 - Feb11                Feb11 - Feb11
                        Principal Writedown              10,131.72 (0.12%)          193,487.29 (2.26%)        2,383,581.58 (27.83%)
                        Total Collateral Loss        55,341,564.36 (5.82%)       55,517,005.20 (5.83%)        57,611,644.08 (6.05%)
    --------------------------------------------------------------------------------------------------------------------------------
    Class M-3           CDR (%)                                       7.68                        7.69                         7.89
                        Yield (%)                                   5.3602                      5.1438                       0.1141
                        WAL (years)                                   5.34                        5.34                         5.34
                        Modified Duration                             4.59                        4.59                         4.64
                        Principal Window                     Mar11 - Mar11               Mar11 - Mar11                Mar11 - Mar11
                        Principal Writedown              36,888.87 (0.78%)           99,416.71 (2.09%)        1,347,249.48 (28.32%)
                        Total Collateral Loss        50,989,200.11 (5.36%)       51,049,105.96 (5.36%)        52,243,910.68 (5.49%)
    --------------------------------------------------------------------------------------------------------------------------------
    Class M-4           CDR (%)                                       6.90                        6.91                         7.12
                        Yield (%)                                   5.4329                      5.2177                       0.1934
                        WAL (years)                                   5.51                        5.51                         5.43
                        Modified Duration                             4.69                        4.70                         4.68
                        Principal Window                     May11 - May11               May11 - May11                Apr11 - Apr11
                        Principal Writedown              57,969.95 (1.22%)          122,257.79 (2.57%)        1,377,742.00 (28.96%)
                        Total Collateral Loss        46,722,611.95 (4.91%)       46,784,198.39 (4.92%)        47,845,616.43 (5.03%)
    --------------------------------------------------------------------------------------------------------------------------------
    Class M-5           CDR (%)                                       6.15                        6.17                         6.37
                        Yield (%)                                   5.5648                      5.1326                       0.2371
                        WAL (years)                                   5.59                        5.59                         5.51
                        Modified Duration                             4.75                        4.75                         4.74
                        Principal Window                     Jun11 - Jun11               Jun11 - Jun11                May11 - May11
                        Principal Writedown              28,671.95 (0.60%)          159,955.72 (3.36%)        1,387,357.98 (29.16%)
                        Total Collateral Loss        42,255,238.79 (4.44%)       42,381,369.96 (4.45%)        43,434,549.14 (4.56%)
    --------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
                                                     First Dollar of Loss                   LIBOR Flat                    0% Return
    --------------------------------------------------------------------------------------------------------------------------------
    Class M-6           CDR (%)                                      5.42                         5.45                         5.64
                        Yield (%)                                  5.6830                       5.0360                       0.0318
                        WAL (years)                                  5.68                         5.68                         5.68
                        Modified Duration                            4.80                         4.81                         4.85
                        Principal Window                    Jul11 - Jul11                Jul11 - Jul11                Jul11 - Jul11
                        Principal Writedown              8,842.70 (0.19%)           207,484.76 (4.36%)        1,469,976.02 (30.89%)
                        Total Collateral Loss       37,779,862.51 (3.97%)        37,973,564.64 (3.99%)        39,196,604.07 (4.12%)
    --------------------------------------------------------------------------------------------------------------------------------
    Class B-1           CDR (%)                                      4.71                         4.76                         4.94
                        Yield (%)                                  6.3418                       5.2223                       0.2352
                        WAL (years)                                  5.76                         5.76                         5.76
                        Modified Duration                            4.75                         4.76                         4.80
                        Principal Window                    Aug11 - Aug11                Aug11 - Aug11                Aug11 - Aug11
                        Principal Writedown             47,006.08 (0.99%)           386,742.72 (8.13%)        1,606,507.59 (33.76%)
                        Total Collateral Loss       33,301,426.40 (3.50%)        33,631,832.06 (3.53%)        34,817,453.59 (3.66%)
    --------------------------------------------------------------------------------------------------------------------------------
    Class B-2           CDR (%)                                      4.02                         4.08                         4.25
                        Yield (%)                                  6.5957                       5.1377                       0.0514
                        WAL (years)                                  5.84                         5.84                         5.84
                        Modified Duration                            4.78                         4.79                         4.83
                        Principal Window                    Sep11 - Sep11                Sep11 - Sep11                Sep11 - Sep11
                        Principal Writedown             28,087.61 (0.59%)           461,156.35 (9.69%)        1,665,523.73 (35.00%)
                        Total Collateral Loss       28,825,105.52 (3.03%)        29,230,846.85 (3.07%)        30,376,691.52 (3.19%)
    --------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

The assumptions for the sensitivity table below are as follows:
  o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
  o  1-month, 6-month, 1-year LIBOR and 1-year CMT remain static
  o  10% Clean Up Call is not exercised
  o  Based upon initial marketing structure and spreads


                                       ------------------------------------------------------------------------
                                           50 PPA      75 PPA     100 PPA     125 PPA    150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
               WAL                            5.56        3.68        2.65       2.00        1.55        1.20
     1A1       Principal Window Begin            1           1           1          1           1           1
               Principal Window End            308         231         173        134         106          86
---------------------------------------------------------------------------------------------------------------
               WAL                            5.56        3.68        2.65       2.00        1.55        1.20
     1A2       Principal Window Begin            1           1           1          1           1           1
               Principal Window End            308         231         173        134         106          86
---------------------------------------------------------------------------------------------------------------
               WAL                            2.13        1.38        1.00       0.77        0.62        0.51
     2A1       Principal Window Begin            1           1           1          1           1           1
               Principal Window End             59          38          27         20          16          13
---------------------------------------------------------------------------------------------------------------
               WAL                            6.63        4.27        3.00       2.21        1.75        1.41
     2A2       Principal Window Begin           59          38          27         20          16          13
               Principal Window End            105          68          49         34          26          21
---------------------------------------------------------------------------------------------------------------
               WAL                           13.69        9.23        6.70       5.07        3.83        2.86
     2A3       Principal Window Begin          105          68          49         34          26          21
               Principal Window End            308         231         173        134         106          86
---------------------------------------------------------------------------------------------------------------
               WAL                           13.69        9.23        6.70       5.07        3.83        2.86
     2A4       Principal Window Begin          105          68          49         34          26          21
               Principal Window End            308         231         173        134         106          86
---------------------------------------------------------------------------------------------------------------
               WAL                            9.52        6.30        4.78       4.08        3.84        4.00
     M-1       Principal Window Begin           51          37          38         40          41          45
               Principal Window End            220         152         111         85          67          54
---------------------------------------------------------------------------------------------------------------
               WAL                            9.39        6.20        4.68       3.96        3.67        3.68
     M-2       Principal Window Begin           51          37          38         39          40          43
               Principal Window End            201         137         100         76          60          48
---------------------------------------------------------------------------------------------------------------
               WAL                            9.29        6.13        4.62       3.91        3.58        3.55
     M-3       Principal Window Begin           51          37          38         39          40          42
               Principal Window End            189         129          93         71          56          45
---------------------------------------------------------------------------------------------------------------
               WAL                            9.18        6.05        4.57       3.83        3.52        3.45
     M-4       Principal Window Begin           51          37          38         38          39          41
               Principal Window End            182         123          89         68          53          43
---------------------------------------------------------------------------------------------------------------
               WAL                            9.04        5.95        4.46       3.76        3.44        3.37
     M-5       Principal Window Begin           51          37          37         38          39          40
               Principal Window End            172         116          84         64          50          41
---------------------------------------------------------------------------------------------------------------
               WAL                            8.83        5.79        4.35       3.68        3.34        3.29
     M-6       Principal Window Begin           51          37          37         38          38          39
               Principal Window End            161         108          78         59          47          40
---------------------------------------------------------------------------------------------------------------
               WAL                            8.50        5.54        4.17       3.51        3.21        3.22
     B-1       Principal Window Begin           51          37          37         37          38          38
               Principal Window End            147          98          70         53          42          39
---------------------------------------------------------------------------------------------------------------
               WAL                            7.85        5.09        3.84       3.25        3.12        3.15
     B-2       Principal Window Begin           51          37          37         37          37          37
               Principal Window End            129          84          61         46          38          38
---------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

Sensitivity Table for the Certificates - To Call
------------------------------------------------

The assumptions for the sensitivity table below are as follows:
  o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
  o  1-month, 6-month, 1-year LIBOR and 1-year CMT remain static
  o  10% Clean Up Call is exercised on the first possible date
  o  Based upon initial marketing structure and spreads


                                      -------------------------------------------------------------------------
                                          50 PPA      75 PPA     100 PPA     125 PPA     150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
               WAL                           5.18        3.39        2.43        1.83        1.41        1.12
     1A1       Principal Window Begin           1           1           1           1           1           1
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           5.18        3.39        2.43        1.83        1.41        1.12
     1A2       Principal Window Begin           1           1           1           1           1           1
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           2.13        1.38        1.00        0.77        0.62        0.51
     2A1       Principal Window Begin           1           1           1           1           1           1
               Principal Window End            59          38          27          20          16          13
---------------------------------------------------------------------------------------------------------------
               WAL                           6.63        4.27        3.00        2.21        1.75        1.41
     2A2       Principal Window Begin          59          38          27          20          16          13
               Principal Window End           105          68          49          34          26          21
---------------------------------------------------------------------------------------------------------------
               WAL                          11.93        7.90        5.70        4.28        3.22        2.48
     2A3       Principal Window Begin         105          68          49          34          26          21
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                          11.93        7.90        5.70        4.28        3.22        2.48
     2A4       Principal Window Begin         105          68          49          34          26          21
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.95        5.88        4.47        3.84        3.65        3.18
     M-1       Principal Window Begin          51          37          38          40          41          38
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.95        5.88        4.45        3.77        3.53        3.18
     M-2       Principal Window Begin          51          37          38          39          40          38
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.95        5.88        4.45        3.77        3.48        3.18
     M-3       Principal Window Begin          51          37          38          39          40          38
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.95        5.88        4.45        3.74        3.45        3.18
     M-4       Principal Window Begin          51          37          38          38          39          38
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.95        5.88        4.42        3.72        3.42        3.18
     M-5       Principal Window Begin          51          37          37          38          39          38
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.83        5.79        4.35        3.68        3.34        3.18
     M-6       Principal Window Begin          51          37          37          38          38          38
               Principal Window End           161         108          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.50        5.54        4.17        3.51        3.21        3.18
     B-1       Principal Window Begin          51          37          37          37          38          38
               Principal Window End           147          98          70          53          42          38
---------------------------------------------------------------------------------------------------------------
               WAL                           7.85        5.09        3.84        3.25        3.12        3.15
     B-2       Principal Window Begin          51          37          37          37          37          37
               Principal Window End           129          84          61          46          38          38
---------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR, 1-year LIBOR and 1-year CMT remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. This table is based on initial marketing structure and spreads.

                   Distribution
      Period       Date                   WAC Cap (%)       Group I Cap (%)      Group II Cap (%)
      ------       ------------           -----------       ---------------      ----------------
      1            12/25/2005                20.46043              20.56747              20.43113
      2            1/25/2006                 20.82362              20.93549              20.79300
      3            2/25/2006                 20.53585              20.65525              20.50317
      4            3/25/2006                 20.05296              20.15200              20.02585
      5            4/25/2006                 19.61654              19.69741              19.59441
      6            5/25/2006                 19.40702              19.49378              19.38327
      7            6/25/2006                 19.08192              19.16641              19.05879
      8            7/25/2006                 18.88621              18.97138              18.86291
      9            8/25/2006                 18.57086              18.65320              18.54832
      10           9/25/2006                 18.34434              18.40264              18.32838
      11           10/25/2006                17.24887              17.12513              17.28273
      12           11/25/2006                16.94210              16.81958              16.97564
      13           12/25/2006                16.82252              16.69646              16.85703
      14           1/25/2007                 16.51686              16.39485              16.55026
      15           2/25/2007                 16.31446              16.18834              16.34898
      16           3/25/2007                 16.46391              16.29977              16.50884
      17           4/25/2007                 15.94535              15.78946              15.98801
      18           5/25/2007                 15.85758              15.69648              15.90166
      19           6/25/2007                 15.56079              15.40541              15.60330
      20           7/25/2007                 15.49293              15.33003              15.53751
      21           8/25/2007                 15.21417              15.07231              15.25299
      22           9/25/2007                 15.07870              14.90423              15.12644
      23           10/25/2007                14.74144              14.31170              14.85904
      24           11/25/2007                14.44640              14.03049              14.56020
      25           12/25/2007                14.43054              13.99821              14.54884
      26           1/25/2008                 14.14153              13.72829              14.25460
      27           2/25/2008                 13.99684              13.59105              14.10787
      28           3/25/2008                 14.17407              13.72481              14.29700
      29           4/25/2008                 13.77411              13.33305              13.89479
      30           5/25/2008                 13.78634              13.32443              13.91272
      31           6/25/2008                 13.50102              13.05233              13.62378
      32           7/25/2008                 13.56646              13.14038              13.68303
      33           8/25/2008                 13.38730              13.02546              13.48629
      34           9/25/2008                 11.83902              10.80640              12.12153
      35           10/25/2008                12.37962              11.27466              12.68191
      36           11/25/2008                12.07495              11.00512              12.36764
      37           12/25/2008                12.21886              11.11127              12.52188
      38           1/25/2009                 11.92165              10.86837              12.20983
      39           2/25/2009                 11.88862              10.85459              12.17153
      40           3/25/2009                 12.78139              11.42778              13.15174
      41           4/25/2009                 12.02118              10.82061              12.34967
      42           5/25/2009                 12.18606              10.94495              12.52565
      43           6/25/2009                 11.87523              10.67367              12.20400
      44           7/25/2009                 12.05022              10.82244              12.38616
      45           8/25/2009                 11.76445              10.59400              12.08470


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

                   Distribution
      Period       Date                   WAC Cap (%)       Group I Cap (%)      Group II Cap (%)
      ------       ------------           -----------       ---------------      ----------------
      46           9/25/2009                 11.78204              10.54966              12.11924
      47           10/25/2009                11.98195              10.70060              12.33256
      48           11/25/2009                11.66987              10.42936              12.00931
      49           12/25/2009                11.85357              10.57164              12.20434
      50           1/25/2010                 11.54280              10.30165              11.88242
      51           2/25/2010                 11.48091              10.23969              11.82055
      52           3/25/2010                 12.22405              10.84976              12.60010
      53           4/25/2010                 11.36079              10.11943              11.70047
      54           5/25/2010                 11.55551              10.27891              11.90484
      55           6/25/2010                 11.24774              10.01477              11.58513
      56           7/25/2010                 11.44846              10.17087              11.79806
      57           8/25/2010                  8.61941               7.69038               8.87364
      58           9/25/2010                 10.67651              11.14114              10.54936
      59           10/25/2010                11.48088              11.53272              11.46669
      60           11/25/2010                11.12572              11.19309              11.10728
      61           12/25/2010                11.49657              11.56616              11.47753
      62           1/25/2011                 11.12571              11.19303              11.10729
      63           2/25/2011                 11.12596              11.19419              11.10729
      64           3/25/2011                 12.33596              12.40325              12.31755
      65           4/25/2011                 11.14215              11.20291              11.12553
      66           5/25/2011                 11.51377              11.57730              11.49638
      67           6/25/2011                 11.14235              11.20381              11.12554
      68           7/25/2011                 11.51376              11.57724              11.49639
      69           8/25/2011                 11.14259              11.20488              11.12554
      70           9/25/2011                 11.14333              11.20567              11.12627
      71           10/25/2011                11.51550              11.58028              11.49777
      72           11/25/2011                11.14403              11.20669              11.12688
      73           12/25/2011                11.51549              11.58021              11.49778
      74           1/25/2012                 11.14401              11.20662              11.12688
      75           2/25/2012                 11.14425              11.20771              11.12689
      76           3/25/2012                 11.91300              11.98149              11.89426
      77           4/25/2012                 11.14441              11.20845              11.12689
      78           5/25/2012                 11.51589              11.58203              11.49779
      79           6/25/2012                 11.14440              11.20837              11.12690
      80           7/25/2012                 11.51587              11.58195              11.49779
      81           8/25/2012                 11.14455              11.20905              11.12690
      82           9/25/2012                 11.21778              11.20955              11.22003
      83           10/25/2012                11.63163              11.60369              11.63927
      84           11/25/2012                11.25781              11.23575              11.26384
      85           12/25/2012                11.63308              11.61024              11.63933
      86           1/25/2013                 11.25784              11.23568              11.26390
      87           2/25/2013                 11.25785              11.23564              11.26393
      88           3/25/2013                 12.46554              12.43942              12.47269
      89           4/25/2013                 11.26364              11.23556              11.27133
      90           5/25/2013                 11.63911              11.61004              11.64707


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

                   Distribution
      Period       Date                   WAC Cap (%)       Group I Cap (%)      Group II Cap (%)
      ------       ------------           -----------       ---------------      ----------------
      91           6/25/2013                 11.26367              11.23548              11.27139
      92           7/25/2013                 11.63914              11.60996              11.64713
      93           8/25/2013                 11.26370              11.23540              11.27145
      94           9/25/2013                 11.26372              11.23536              11.27148
      95           10/25/2013                11.63919              11.60983              11.64722
      96           11/25/2013                11.26375              11.23527              11.27154
      97           12/25/2013                11.63922              11.60974              11.64729
      98           1/25/2014                 11.26378              11.23519              11.27160
      99           2/25/2014                 11.26379              11.23514              11.27163
      100          3/25/2014                 12.47064              12.43886              12.47934
      101          4/25/2014                 11.26382              11.23506              11.27170
      102          5/25/2014                 11.63930              11.60951              11.64745
      103          6/25/2014                 11.26385              11.23496              11.27176
      104          7/25/2014                 11.63933              11.60942              11.64752
      105          8/25/2014                 11.26389              11.23487              11.27183
      106          9/25/2014                 11.26390              11.23482              11.27186
      107          10/25/2014                11.63938              11.60927              11.64763
      108          11/25/2014                11.26393              11.23473              11.27193
      109          12/25/2014                11.63942              11.60917              11.64770
      110          1/25/2015                 11.26397              11.23463              11.27200
      111          2/25/2015                 11.26398              11.23458              11.27203
      112          3/25/2015                 12.47086              12.43823              12.47979
      113          4/25/2015                 11.26402              11.23448              11.27210
      114          5/25/2015                 11.63950              11.60891              11.64788
      115          6/25/2015                 11.26405              11.23437              11.27217
      116          7/25/2015                 11.63953              11.60880              11.64794
      117          8/25/2015                 11.26408              11.23427              11.27224
      118          9/25/2015                 11.27003              11.23441              11.27978
      119          10/25/2015                11.64747              11.61359              11.65675
      120          11/25/2015                11.27178              11.23899              11.28076


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-14           Preliminary Structural and Collateral Term Sheet                November 9, 2005
-------------------------------------------------------------------------------------------------------

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $951,640,750.58. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.9000% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

                                                            Swap Schedule

                    Distribution               Swap Notional                                                     Swap Notional
     Period         Date                          Amount ($)           Period        Distribution Date              Amount ($)
     ------         ----------------        ----------------       ----------        -----------------        -----------------
     1              12/25/2005                951,640,750.58               37               12/25/2008           86,197,222.08
     2              1/25/2006                 905,323,974.40               38                1/25/2009           82,000,855.37
     3              2/25/2006                 861,261,206.49               39                2/25/2009           78,008,743.78
     4              3/25/2006                 797,041,973.03               40                3/25/2009           74,210,946.96
     5              4/25/2006                 758,251,203.62               41                4/25/2009           70,598,008.27
     6              5/25/2006                 721,348,033.26               42                5/25/2009           67,160,931.23
     7              6/25/2006                 686,240,621.83               43                6/25/2009           63,891,157.14
     8              7/25/2006                 652,841,597.14               44                7/25/2009           60,780,543.74
     9              8/25/2006                 621,067,837.54               45                8/25/2009           57,821,344.99
     10             9/25/2006                 590,840,265.15               46                9/25/2009           55,006,191.77
     11             10/25/2006                510,303,698.86               47               10/25/2009           52,328,073.56
     12             11/25/2006                485,466,439.00               48               11/25/2009           49,780,320.96
     13             12/25/2006                461,837,855.10               49               12/25/2009           47,356,589.15
     14             1/25/2007                 439,359,136.68               50                1/25/2010           45,050,842.02
     15             2/25/2007                 417,974,334.45               51                2/25/2010           42,857,337.23
     16             3/25/2007                 397,630,221.07               52                3/25/2010           40,770,611.84
     17             4/25/2007                 378,276,158.84               53                4/25/2010           38,785,468.79
     18             5/25/2007                 359,864,096.40               54                5/25/2010           36,896,963.90
     19             6/25/2007                 342,348,068.88               55                6/25/2010           35,100,393.60
     20             7/25/2007                 325,684,476.50               56                7/25/2010           33,391,283.23
     21             8/25/2007                 309,831,848.79               57        8/25/2010 onwards                    0.00
     22             9/25/2007                 294,750,330.37
     23             10/25/2007                261,077,123.33
     24             11/25/2007                248,369,291.68
     25             12/25/2007                236,279,907.49
     26             1/25/2008                 224,778,877.41
     27             2/25/2008                 213,837,572.20
     28             3/25/2008                 203,428,755.59
     29             4/25/2008                 193,526,516.43
     30             5/25/2008                 184,106,204.21
     31             6/25/2008                 175,144,367.84
     32             7/25/2008                 166,618,697.19
     33             8/25/2008                 158,506,177.57
     34             9/25/2008                 100,119,039.62
     35             10/25/2008                 95,245,050.15
     36             11/25/2008                 90,608,292.62


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14            Preliminary Structural and Collateral Term Sheet                             November 9, 2005
----------------------------------------------------------------------------------------------------------------------------------

                     The Mortgage Loans - All Collateral (1)

        Scheduled Principal Balance:                               $956,631,699
        Number of Mortgage Loans:                                         3,807
        Average Scheduled Principal Balance:                           $251,282
        Interest Only Loans:                                             91.99%
        Weighted Average Gross Coupon:                                   6.357%
        Weighted Average Net Coupon:(2)                                  6.063%
        Weighted Average FICO Score:                                        709
        Weighted Average Original LTV Ratio:                             77.73%
        Weighted Average Stated Remaining Term (months):                    358
        Weighted Average Seasoning (months):                                  2
        Weighted Average Months to Roll:                                     44
        Weighted Average Gross Margin:                                    2.40%
        Weighted Average Initial Rate Cap:                                4.42%
        Weighted Average Periodic Rate Cap:                               1.59%
        Weighted Average Gross Maximum Lifetime Rate:                    11.94%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical
      Calculation Date.
(2)   The Weighted Average Net Coupon is equivalent to the Weighted Average
      Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.




                                             Distribution by Current Principal Balance



                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
 Current Principal          Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Balance                 Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below            20     $875,658       0.09%    6.724%       698     $43,783     73.06%      78.78%     26.20%    26.73%
 $50,001 - $75,000          62    3,934,485       0.41     6.814        712      63,459     75.94       88.21      29.46     30.65
 $75,001 - $100,000        200   17,888,129       1.87     6.673        707      89,441     77.26       90.05      28.32     42.56
 $100,001 - $125,000       304   34,331,928       3.59     6.581        707     112,934     77.95       90.98      30.06     52.58
 $125,001 - $150,000       384   52,890,388       5.53     6.486        705     137,735     78.93       90.41      29.33     56.95
 $150,001 - $200,000       721  126,003,002      13.17     6.448        703     174,761     78.82       90.84      26.88     66.16
 $200,001 - $250,000       563  126,921,989      13.27     6.397        705     225,439     78.61       90.04      27.06     72.69
 $250,001 - $300,000       473  129,810,458      13.57     6.391        703     274,441     77.98       89.51      23.52     77.18
 $300,001 - $350,000       324  104,835,262      10.96     6.328        710     323,566     77.72       89.24      18.82     81.78
 $350,001 - $400,000       267   99,411,880      10.39     6.207        715     372,329     76.53       88.23      22.48     82.88
 $400,001 - $450,000       153   65,357,135       6.83     6.281        721     427,171     78.62       91.30      16.94     90.82
 $450,001 - $500,000       116   55,106,946       5.76     6.264        721     475,060     78.90       91.42      14.66     93.92
 $500,001 - $550,000        71   37,095,683       3.88     6.150        722     522,474     78.91       90.82      11.36     98.62
 $550,001 - $600,000        48   27,724,425       2.90     6.235        723     577,592     77.00       88.42      20.94     91.55
 $600,001 - $650,000        52   32,845,940       3.43     6.262        713     631,653     76.78       87.76      15.33     94.44
 $650,001 - $700,000         8    5,441,708       0.57     6.201        675     680,214     72.11       73.02      36.93    100.00
 $700,001 - $750,000        10    7,377,797       0.77     6.399        699     737,780     67.02       74.74      19.92     90.05
 $750,001 - $800,000         8    6,226,894       0.65     6.295        735     778,362     76.63       80.35      25.05     75.47
 $800,001 - $850,000         4    3,272,942       0.34     6.249        698     818,235     76.22       84.79      24.54    100.00
 $850,001 - $900,000         5    4,374,050       0.46     6.571        673     874,810     77.18       88.45      20.48    100.00
 $900,001 - $950,000         2    1,856,000       0.19     6.248        678     928,000     70.04       70.04       0.00    100.00
 $950,001 - $1,000,000       7    6,873,500       0.72     6.178        682     981,929     66.46       69.87       0.00     71.63
 $1,000,001 - $1,500,000     5    6,175,500       0.65     6.510        702   1,235,100     59.42       59.66      21.37     40.48
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



GSAA 2005-14            Preliminary Structural and Collateral Term Sheet                             November 9, 2005
----------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Current Rate


                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
                            Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Current Rate            Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 4.50% & Below               4   $1,005,300       0.11%    4.313%       720    $251,325     78.69%      95.06%     45.01%   100.00%
 4.51 - 5.00%               34    9,697,151       1.01     4.923        730     285,210     75.47       86.02      45.11     94.32
 5.01 - 5.50%              191   56,087,367       5.86     5.378        717     293,651     72.83       81.00      38.05     78.47
 5.51 - 6.00%              785  217,722,089      22.76     5.852        709     277,353     75.90       86.80      22.00     88.34
 6.01 - 6.50%            1,418  373,996,917      39.10     6.327        713     263,750     78.11       90.41      21.73     80.60
 6.51 - 7.00%              906  202,531,508      21.17     6.797        703     223,545     79.15       90.66      22.77     67.36
 7.01 - 7.50%              354   72,888,975       7.62     7.291        701     205,901     80.40       91.49      15.32     57.30
 7.51 - 8.00%               92   18,030,025       1.88     7.778        702     195,979     80.80       94.84      10.54     54.71
 8.01 - 8.50%               20    4,120,167       0.43     8.313        693     206,008     79.96       92.26      15.23     68.63
 >8.50%                      3      552,200       0.06     8.761        698     184,067     84.07       89.55      40.75     27.38
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================



                                                        Distribution by FICO


                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
                            Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Fico                    Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 800 - 819                  63  $18,828,826       1.97%    6.311%       807    $298,870     75.46%      85.72%     20.02%    67.84%
 780 - 799                 186   48,358,719       5.06     6.250        787     259,993     76.92       88.03      28.08     65.74
 760 - 779                 318   82,087,251       8.58     6.275        769     258,136     77.59       90.24      20.89     66.70
 740 - 759                 385   97,140,905      10.15     6.284        749     252,314     77.00       89.19      17.59     72.16
 720 - 739                 445  122,253,381      12.78     6.318        729     274,727     78.52       91.79      16.11     77.13
 700 - 719                 576  149,637,534      15.64     6.389        709     259,787     79.23       92.04      14.95     78.07
 680 - 699                 727  175,519,393      18.35     6.367        690     241,430     77.30       88.27      18.49     78.20
 660 - 679                 601  144,701,419      15.13     6.414        670     240,768     78.13       88.43      29.09     81.62
 640 - 659                 359   85,294,965       8.92     6.469        650     237,590     77.54       87.40      38.19     88.58
 620 - 639                 136   30,635,506       3.20     6.362        630     225,261     74.10       81.76      42.52     84.34
 600 - 619                   7    1,346,100       0.14     6.712        614     192,300     73.83       82.75      67.29     91.48
 580 - 599                   2      459,750       0.05     5.804        598     229,875     68.07       68.07     100.00    100.00
 NA                          2      367,950       0.04     6.357          0     183,975     70.70       70.70      57.07      0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================



                                                    Distribution by Original LTV



                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
                            Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Original LTV            Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 30.00% & Below             23   $3,439,237       0.36%    5.957%       717    $149,532     21.41%      21.98%     18.50%    81.27%
 30.01 - 40.00%             19    4,671,414       0.49     5.830        719     245,864     35.75       36.50      16.65     71.89
 40.01 - 50.00%             37   12,110,311       1.27     5.933        717     327,306     46.13       46.93      11.53     64.21
 50.01 - 60.00%             83   22,966,036       2.40     5.970        702     276,699     57.11       59.38      24.28     61.53
 60.01 - 70.00%            259   75,360,668       7.88     6.115        710     290,968     66.88       75.12      15.06     66.08
 70.01 - 80.00%          3,116  783,578,067      81.91     6.390        709     251,469     79.44       92.59      23.42     80.17
 80.01 - 85.00%             24    4,543,687       0.47     6.328        695     189,320     84.12       84.12      23.37     79.93
 85.01 - 90.00%            167   33,730,894       3.53     6.602        715     201,981     89.91       90.05      22.82     43.26
 90.01 - 95.00%             72   15,253,572       1.59     6.536        704     211,855     94.85       94.85      17.22     89.91
 95.01 - 100.00%             7      977,814       0.10     6.156        666     139,688     99.97       99.97      78.08    100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14            Preliminary Structural and Collateral Term Sheet                             November 9, 2005
----------------------------------------------------------------------------------------------------------------------------------


                                                   Distribution by Document Type



                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
                            Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Document Type           Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 Full/Alt                  941 $215,365,429      22.51%    6.254%       700    $228,869     78.34%      89.83%    100.00%    75.30%
 No Doc                    562  131,986,767      13.80     6.505        712     234,852      73.28      78.51       0.00     82.73
 No Ratio                  253   59,572,077       6.23     6.473        700     235,463      77.24      89.83       0.00     62.36
 Stated Income/          1,635  459,083,564      47.99     6.365        715     280,785      78.31      91.44       0.00     81.77
 Stated Assets
 Stated Income/            416   90,623,862       9.47     6.269        705     217,846      80.13      91.74       0.00     60.77
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================




                                                    Distribution by Loan Purpose


                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
                            Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Loan Purpose            Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 Cashout Refinance         563 $162,965,745      17.04%    6.199%       694    $289,460     71.78%      75.61%     22.93%    82.98%
 Purchase                2,967  723,941,095       75.68    6.405        714     243,998     79.36       92.65      22.03     74.93
 Rate/Term Refinance       277   69,724,860        7.29    6.228        695     251,714     74.76       85.40      26.57     87.95
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699      100.00%   6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================



                                                  Distribution by Occupancy Status




                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
 Occupancy                  Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Status                  Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 Non Owner                 919 $173,053,405      18.09%    6.588%       722    $188,306     76.97%      84.47%     24.34%     0.00%
 Owner Occupied          2,673  738,972,119      77.25     6.294        706     276,458     77.92       90.50      21.94    100.00
 Second Home               215   44,606,175       4.66     6.501        712     207,471     77.49       86.51      24.83      0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================




                                                   Distribution by Property Type




                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
 Property                   Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Type                    Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 2-4 Family                176  $47,639,853       4.98%    6.568%       717    $270,681     76.44%      85.25%     29.75%    44.83%
 Condo                     511  111,821,339      11.69     6.393        711     218,828     78.65       90.14      24.14     75.10
 Co-op                       3      861,148       0.09     5.828        704     287,049     88.75       91.99      67.58    100.00
 Pud                       863  219,761,956      22.97     6.345        710     254,649     78.06       90.25      24.35     77.41
 Single Family           2,250  575,965,053      60.21     6.338        708     255,984     77.52       88.98      20.85     80.27
 Townhouse                   4      582,350       0.06     6.572        735     145,588     71.47       83.87       0.00     51.37
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



GSAA 2005-14            Preliminary Structural and Collateral Term Sheet                             November 9, 2005
----------------------------------------------------------------------------------------------------------------------------------


                                                       Distribution by State


                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
                            Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 State                   Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 CA - Northern             443 $166,957,433      17.45%    6.203%       718    $376,879     76.51%      88.42%     10.95%    87.61%
 CA - Southern             466  165,055,091      17.25     6.177        716     354,195     75.97       88.22      13.05     87.82
 FL                        449   90,626,508       9.47     6.578        706     201,841     78.70       87.65      17.28     51.81
 VA                        265   74,616,252       7.80     6.318        711     281,571     78.23       89.95      31.39     82.93
 NJ                        206   55,018,265       5.75     6.758        698     267,079     77.72       86.40      53.77     86.97
 AZ                        230   51,072,467       5.34     6.509        705     222,054     78.54       89.00      18.80     63.10
 GA                        285   45,678,665       4.77     6.412        693     160,276     80.36       93.41      21.16     63.94
 MD                        130   34,653,527       3.62     6.177        712     266,566     78.54       88.91      39.59     85.33
 NV                        134   33,321,484       3.48     6.217        718     248,668     77.92       90.58      30.56     68.22
 IL                         96   23,560,914       2.46     6.492        701     245,426     76.55       87.71      17.66     85.38
 Other                   1,103  216,071,093      22.59     6.421        704     195,894     78.67       90.90      27.56     72.76
----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25
==================================================================================================================================%



                                                      Distribution by Zip Code


                                                Pct. Of  Weighted   Weighted              Weighted    Weighted
                        Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
                            Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Zip Code                Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 22193                      12   $3,609,912       0.38%    6.373%       710    $300,826     78.64%      90.90%     29.81%    83.60%
 95757                       8    3,549,540       0.37     5.980        733     443,693     79.28       88.33      38.32     88.77
 92563                       8    3,433,354       0.36     6.162        738     429,169     80.00       98.83      0.00     100.00
 92336                       8    3,189,007       0.33     6.107        713     398,626     77.85       93.27      0.00     100.00
 95111                       7    3,011,800       0.31     6.065        719     430,257     79.97       94.21      0.00     100.00
 85242                      17    2,914,328       0.30     6.892        687     171,431     80.96       89.39      11.15     70.58
 89178                      12    2,898,286       0.30     6.229        709     241,524     79.35       91.99      13.95     86.05
 93635                       9    2,832,750       0.30     6.395        724     314,750     75.34       89.61      12.28     91.26
 95377                       6    2,797,100       0.29     6.274        710     466,183     79.89       96.69      0.00     100.00
 08008                       2    2,520,500       0.26     6.310        688   1,260,250     64.76       64.76      52.37      0.00
 Other                   3,718  925,875,122      96.78     6.360        709     249,025     77.73       89.19      22.74     77.03
----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%   77.25%
==================================================================================================================================



                                            Distribution by Remaining Months to Maturity




                                                Pct. Of  Weighted   Weighted              Weighted   Weighted
 Remaining              Number                  Pool By      Avg.       Avg.       Avg.       Avg.        Avg.                 Pct.
 Months To                  Of    Principal   Principal     Gross    Current  Principal   Original    Combined  Pct. Full     Owner
 Maturity                Loans      Balance     Balance    Coupon      FICO     Balance        LTV         LTV        Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 121 - 180                   3   $1,111,364       0.12%    6.067%       715    $370,455     75.91%      89.82%     80.97%    40.09%
 301 - 360               3,804  955,520,335      99.88     6.357        709     251,188     77.73       89.22      22.44     77.29
----------------------------------------------------------------------------------------------------------------------------------
 Total:                  3,807 $956,631,699     100.00%    6.357%       709    $251,282     77.73%      89.22%     22.51%    77.25%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Amortization Type

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Amortization          Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Type               Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Year ARM           274   $85,722,520      8.96%       6.387%        713    $312,856     79.15%     92.53%       8.65%       79.79%
10 Year ARM            4     1,455,192      0.15        6.535         700     363,798     80.00      92.26       38.98       100.00
2 Year ARM           201    58,260,159      6.09        6.379         712     289,852     78.39      94.98       12.42        90.34
3 Year ARM           966   264,289,116     27.63        6.330         712     273,591     78.39      90.02       32.16        89.11
5 Year ARM         2,227   497,467,844     52.00        6.413         706     223,380     77.25      87.71       20.05        67.91
6 Month ARM           66    26,049,530      2.72        5.699         721     394,690     76.08      92.05       13.74        84.71
7 Year ARM            69    23,387,339      2.44        6.037         714     338,947     75.46      82.69       50.61        90.24
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================



                                              Distribution by Prepayment Term (Months)

                                          Pct. Of                Weighted               Weighted   Weighted
Prepayment        Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Term                  Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
(Months)           Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                  2,717  $699,236,223     73.09%       6.350%        709    $257,356     77.83%     88.76%      24.49%       77.82%
2                      1        60,873      0.01        7.875         650      60,873     75.31     100.00        0.00       100.00
3                      1       139,250      0.01        7.500         660     139,250     79.99      79.99        0.00         0.00
4                      3       829,421      0.09        6.015         753     276,474     64.72      68.00        0.00        22.36
6                     48    18,140,748      1.90        6.531         720     377,932     77.91      93.04        5.75        83.71
12                    41    11,283,056      1.18        6.254         711     275,196     76.22      88.63       32.54        78.94
20                     1       252,551      0.03        6.500         675     252,551     80.00     100.00        0.00       100.00
24                   101    19,370,159      2.02        6.385         698     191,784     79.25      94.31       15.12        66.68
36                   860   200,273,204     20.94        6.372         710     232,876     77.36      90.12       17.05        75.65
42                     6     1,299,425      0.14        6.489         718     216,571     78.90      98.05        0.00        93.60
60                    28     5,746,789      0.60        6.164         696     205,242     77.52      86.45       40.76        80.24
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================



                                                    Distribution by Periodic Cap

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Periodic              Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Cap                Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%       1,519  $409,747,382     42.83%       6.481%        710    $269,748     78.83%     91.76%      22.94%       86.85%
1.50 - 1.99%          11     1,992,167      0.21        5.926         726     181,106     79.19      97.58       11.20       100.00
2.00 - 2.49%       2,265   540,996,281     56.55        6.268         708     238,850     76.89      87.22       22.21        70.07
3.00 - 3.49%           1       249,900      0.03        5.875         732     249,900     79.99      89.98      100.00         0.00
5.50 - 5.99%           1       266,300      0.03        6.125         664     266,300     80.00      90.00        0.00         0.00
6.00 - 6.49%          10     3,379,669      0.35        5.787         691     337,967     78.18      96.16       21.86        59.96
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------



                                               Distribution by Months to Rate Reset

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Months To             Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Rate Reset         Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below           125   $43,018,354      4.50%       6.009%        711    $344,147     76.82%     90.73%      12.93%       72.73%
11 - 20              243    75,186,965      7.86        6.404         715     309,411     79.34      93.67        8.61        84.24
21 - 30              197    59,069,078      6.17        6.285         713     299,843     78.44      93.33       15.95        92.60
31 - 40              941   256,942,928     26.86        6.338         712     273,053     78.38      90.23       31.78        89.23
41 - 50                5       617,479      0.06        6.228         691     123,496     80.18      80.18       28.42        45.02
51 - 60            2,222   496,797,564     51.93        6.413         706     223,581     77.24      87.71       20.03        67.91
61 - 70                1       156,800      0.02        6.250         688     156,800     80.00     100.00      100.00       100.00
71 - 80                1       454,300      0.05        5.500         791     454,300     70.00      80.00      100.00         0.00
81 - 90               68    22,933,039      2.40        6.047         712     337,251     75.57      82.75       49.63        92.03
111 - 120              4     1,455,192      0.15        6.535         700     363,798     80.00      92.26       38.98       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


                                               Distribution by Maximum Lifetime Rate

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Maximum               Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Lifetime Rate      Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.50 - 9.99%           4      $655,750      0.07%       4.924%        719    $163,937     91.52%     91.52%     100.00%      100.00%
10.00 - 10.49%        34     9,768,632      1.02        5.203         728     287,313     77.28      83.95       65.09        83.49
10.50 - 10.99%       280    70,512,101      7.37        5.686         705     251,829     77.40      88.36       33.76        87.86
11.00 - 11.49%       630   155,750,780     16.28        6.076         702     247,223     76.68      87.46       29.23        76.73
11.50 - 11.99%     1,033   249,918,660     26.12        6.281         708     241,935     77.02      87.10       23.01        76.18
12.00 - 12.49%     1,029   267,045,611     27.92        6.424         716     259,520     78.09      90.43       18.80        78.82
12.50 - 12.99%       538   140,767,682     14.71        6.748         708     261,650     79.11      92.04       16.59        78.52
13.00 - 13.49%       150    36,286,949      3.79        7.172         705     241,913     78.62      91.20       11.17        66.66
13.50 - 13.99%        78    15,469,845      1.62        7.342         698     198,331     80.37      94.02       13.63        44.23
14.00 - 14.49%        13     5,383,981      0.56        6.966         713     414,152     76.50      92.85       15.19        66.98
14.50 - 14.99%         7     1,574,602      0.16        7.455         708     224,943     80.00      94.94        8.87        27.09
15.00 - 15.49%         3       804,398      0.08        6.982         756     268,133     72.94      82.99       44.71        44.71
15.50 - 15.99%         1       268,000      0.03        7.625         671     268,000     80.00     100.00        0.00       100.00
16.00% & Above         7     2,424,709      0.25        5.893         681     346,387     78.53      98.59       19.79        66.08
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


                                               Distribution by Minimum Lifetime Rate

                                          Pct. Of                Weighted               Weighted   Weighted
Minimum           Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Lifetime              Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Rate               Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%       2,723  $654,415,559     68.41%       6.375%        707    $240,329     77.26%     88.01%      24.12%       77.14%
2.50 - 2.99%         723   210,670,400     22.02        6.324         716     291,384     78.73      91.05       21.04        76.89
3.00 - 3.49%         100    28,204,717      2.95        6.093         723     282,047     78.67      90.08       21.96        75.72
3.50 - 3.99%          67    18,406,442      1.92        6.253         696     274,723     77.86      94.51        8.19        74.35
4.00 - 4.49%          33    10,536,286      1.10        6.394         705     319,281     79.67      95.27        9.92        91.84
4.50 - 4.99%          15     4,955,583      0.52        6.354         731     330,372     79.32      97.09        9.83        79.80
5.00 - 5.49%          19     4,780,446      0.50        6.242         691     251,602     76.86      90.97       41.31        63.78
5.50 - 5.99%          27     5,735,270      0.60        5.852         719     212,417     78.48      95.69        5.42        91.00
6.00 - 6.49%          31     5,695,105      0.60        6.320         719     183,713     79.73      95.65       21.20        87.17
6.50 - 6.99%          44     8,775,137      0.92        6.722         702     199,435     79.97      98.03        5.56        87.63
7.00 - 7.49%          13     2,469,539      0.26        7.137         712     189,965     78.75      95.64        0.00        57.02
7.50 - 7.99%          11     1,739,889      0.18        7.664         711     158,172     82.73      95.08        0.00        50.90
8.00 - 8.49%           1       247,328      0.03        8.000         754     247,328     80.00     100.00        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------



                                                      Distribution by Margin

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
                      Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Margin             Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below          1      $204,637      0.02%       4.750%        790    $204,637     80.00%     80.00%     100.00%      100.00%
2.00 - 2.49%       2,931   702,286,775     73.41        6.376         707     239,607     77.40      88.50       23.24        77.65
2.50 - 2.99%         713   209,110,666     21.86        6.318         716     293,283     78.64      91.04       20.37        77.02
3.00 - 3.49%          82    24,296,150      2.54        6.044         725     296,295     78.83      89.65       23.68        77.32
3.50 - 3.99%          48    14,740,023      1.54        6.534         689     307,084     77.33      94.70        6.94        64.86
4.00 - 4.49%          16     2,631,462      0.28        6.621         717     164,466     85.40      95.86       16.37        79.81
4.50 - 4.99%           1       116,000      0.01        6.000         646     116,000     80.00     100.00        0.00       100.00
5.00 - 5.49%          14     3,059,398      0.32        6.212         694     218,528     78.73      96.15       64.55        59.37
5.50 - 5.99%           1       186,588      0.02        5.500         726     186,588     70.00      95.00      100.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


                                               Distribution by First Adjustment Cap

                                          Pct. Of                Weighted               Weighted   Weighted
First             Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Adjustment            Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Cap                Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00% & Below         33   $12,591,849      1.32%       5.421%        741    $381,571     76.13%     92.56%      13.11%       96.40%
1.01 - 1.50%           9     1,562,167      0.16        5.739         735     173,574     78.97      96.91       14.29       100.00
1.51 - 2.00%         452   129,371,252     13.52        6.242         709     286,220     77.87      89.68       26.71        79.66
2.51 - 3.00%         602   153,558,007     16.05        6.494         708     255,080     78.84      92.15       30.80        88.98
3.01 - 3.50%           1       235,257      0.02        7.250         701     235,257     80.00     100.00        0.00       100.00
3.51 - 4.00%           8     1,407,666      0.15        5.651         706     175,958     84.96      93.19      100.00        85.22
4.51 - 5.00%       1,934   457,214,033     47.79        6.416         705     236,408     78.99      90.40       20.34        75.29
5.01 - 5.50%           1       128,750      0.01        6.625         727     128,750     79.97      99.94      100.00         0.00
5.51 - 6.00%         767   200,562,719     20.97        6.260         717     261,490     73.96      83.68       18.50        69.77
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


                                               Distribution by Periodic Lifetime Cap

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Periodic              Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Lifetime Cap       Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%       1,946  $436,222,787     45.60%       6.479%        702    $224,164     78.88%     89.44%      27.88%       72.69%
5.01 - 5.50%           2       365,940      0.04        6.706         717     182,970     79.99      87.02       35.18        64.82
5.51 - 6.00%       1,819   505,725,413     52.87        6.265         716     278,024     76.78      88.93       18.14        81.12
6.01 - 6.50%           1       271,960      0.03        5.875         735     271,960     80.00      90.00        0.00         0.00
6.51 - 7.00%          14     3,425,067      0.36        5.668         702     244,648     73.89      87.33       35.97        92.44
7.51 - 8.00%          17     8,034,423      0.84        6.019         715     472,613     76.50      93.80        2.42        82.54
8.51 - 9.00%           1       161,400      0.02        6.250         752     161,400     79.98      94.97        0.00         0.00
9.01% & Above          7     2,424,709      0.25        5.893         681     346,387     78.53      98.59       19.79        66.08
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------




                                                Distribution by Interest Only Loans

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Interest              Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Only Loans         Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                    382   $76,620,716      8.01%       6.435%        707    $200,578     77.07%     86.12%      21.99%       65.70%
Y                  3,425   880,010,984     91.99        6.350         709     256,938     77.79      89.49       22.56        78.25
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


                                                Distribution by Interest Only Term

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Interest              Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Only Term          Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                    382   $76,620,716      8.01%       6.435%        707    $200,578     77.07%     86.12%      21.99%       65.70%
24                     2     1,318,200      0.14        5.466         663     659,100     56.30      61.14        0.00       100.00
36                   169    44,385,130      4.64        5.951         718     262,634     78.21      85.48       44.74        78.18
60                   341    83,487,360      8.73        6.338         714     244,831     78.07      88.50       21.28        71.33
66                     1       161,000      0.02        5.500         629     161,000     70.00      70.00        0.00       100.00
84                    41    13,877,629      1.45        5.962         712     338,479     74.90      82.69       63.99        85.50
120                2,871   736,781,665     77.02        6.385         708     256,629     77.82      90.03       20.63        78.86
------------------------------------------------------------------------------------------------------------------------------------
Total:             3,807  $956,631,699    100.00%       6.357%        709    $251,282     77.73%     89.22%      22.51%       77.25%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------


                           Group I Mortgage Loans(1)

Scheduled Principal Balance:                           $205,576,626
Number of Mortgage Loans:                                     1,205
Average Scheduled Principal Balance:                       $170,603
Interest Only Loans:                                         90.90%
Weighted Average Gross Coupon:                               6.476%
Weighted Average Net Coupon: (2)                             6.180%
Weighted Average FICO Score:                                    705
Weighted Average Original LTV Ratio:                         78.50%
Weighted Average Stated Remaining Term (months):                357
Weighted Average Seasoning (months):                              2
Weighted Average Months to Roll:                                 52
Weighted Average Gross Margin:                                2.34%
Weighted Average Initial Rate Cap:                            4.98%
Weighted Average Periodic Rate Cap:                           1.69%
Weighted Average Gross Maximum Lifetime Rate:                11.91%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.





                                             Distribution by Current Principal Balance

                                             Pct. Of              Weighted             Weighted  Weighted
Current              Number                  Pool By    Weighted      Avg.       Avg.      Avg.      Avg.
Principal                Of     Principal  Principal  Avg. Gross   Current  Principal  Original  Combined  Pct. Full  Pct. Owner
Balance               Loans       Balance    Balance      Coupon      FICO    Balance       LTV       LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          11      $465,378      0.23%      6.918%       684    $42,307    80.98%    88.58%     28.89%       0.00%
$50,001 - $75,000        40     2,556,352      1.24       6.895        711     63,909    78.11     93.27      38.08       23.48
$75,001 - $100,000      114    10,143,002      4.93       6.700        706     88,974    78.96     93.68      35.30       31.27
$100,001 - $125,000     186    21,079,082     10.25       6.613        707    113,328    79.70     94.22      34.45       42.49
$125,001 - $150,000     213    29,252,790     14.23       6.477        707    137,337    79.46     92.27      34.12       48.72
$150,001 - $200,000     300    51,755,622     25.18       6.475        702    172,519    79.06     92.09      29.14       44.22
$200,001 - $250,000     166    36,816,531     17.91       6.463        707    221,786    78.74     89.84      20.52       49.88
$250,001 - $300,000      83    22,706,853     11.05       6.423        695    273,577    77.84     87.26       0.00       51.06
$300,001 - $350,000      67    21,789,209     10.60       6.346        719    325,212    76.04     85.46       0.00       57.98
$350,001 - $400,000      24     8,610,207      4.19       6.277        703    358,759    75.15     81.14       0.00       49.88
$400,001 - $450,000       1       401,600      0.20       6.125        723    401,600    80.00     80.00       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,205  $205,576,626    100.00%      6.476%       705   $170,603    78.50%    90.30%     21.68%      47.07%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------





                                                   Distribution by Current Rate

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
                      Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Current Rate       Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% & Below          1      $200,800      0.10%       4.000%        752    $200,800     80.00%     80.00%       0.00%      100.00%
4.51 - 5.00%           1       194,530      0.09        5.000         794     194,530     65.00      65.00      100.00         0.00
5.01 - 5.50%          29     5,517,987      2.68        5.441         718     190,275     72.38      79.01       17.31        52.39
5.51 - 6.00%         166    30,891,276     15.03        5.853         691     186,092     75.34      85.61       15.22        67.97
6.01 - 6.50%         485    87,377,083     42.50        6.326         711     180,159     78.53      90.30       26.21        52.66
6.51 - 7.00%         364    58,970,060     28.69        6.788         704     162,006     79.74      91.98       21.35        35.47
7.01 - 7.50%         122    17,304,162      8.42        7.268         706     141,837     81.07      95.16       14.03        28.31
7.51 - 8.00%          36     5,069,727      2.47        7.777         699     140,826     81.06      96.23       14.75        16.54
8.01 - 8.50%           1        51,000      0.02        8.500         719      51,000     79.97      99.88      100.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================

                                                       Distribution by FICO

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
                      Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Fico               Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819             13    $2,278,235      1.11%       6.593%        806    $175,249     80.78%     92.91%      36.96%       33.66%
780 - 799             65    11,041,084      5.37        6.357         788     169,863     77.57      89.25       27.27        33.49
760 - 779            113    18,149,844      8.83        6.544         769     160,618     78.81      90.96       33.38        16.81
740 - 759            118    21,500,781     10.46        6.421         749     182,210     77.51      89.79       14.92        38.60
720 - 739            117    19,482,575      9.48        6.473         728     166,518     78.83      91.17       15.72        26.09
700 - 719            169    29,871,890     14.53        6.568         709     176,757     80.64      93.78       17.32        46.66
680 - 699            223    37,986,700     18.48        6.510         690     170,344     77.44      89.21       15.96        44.70
660 - 679            193    32,197,071     15.66        6.482         670     166,824     79.40      90.57       21.83        59.36
640 - 659            125    21,157,973     10.29        6.368         651     169,264     77.74      89.35       32.34        75.93
620 - 639             66    11,283,674      5.49        6.368         631     170,965     76.49      84.59       25.74        82.83
600 - 619              2       416,800      0.20        7.328         619     208,400     80.00     100.00       39.54       100.00
NA                     1       210,000      0.10        6.250           0     210,000     74.99      74.99      100.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
v===================================================================================================================================


                                                   Distribution by Original LTV

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
                      Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Original LTV       Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below         3      $414,919      0.20%       6.048%        741    $138,306     26.30%     26.30%      32.52%       33.74%
30.01 - 40.00%         2       659,650      0.32        5.704         717     329,825     35.09      35.09        0.00        54.52
40.01 - 50.00%         7     1,852,969      0.90        5.935         700     264,710     45.55      50.78        0.00        48.14
50.01 - 60.00%        11     2,299,550      1.12        6.086         698     209,050     57.02      57.80        8.89        39.35
60.01 - 70.00%        67    13,309,253      6.47        6.144         700     198,646     67.47      77.49       10.47        34.42
70.01 - 80.00%     1,040   174,437,343     84.85        6.504         706     167,728     79.44      92.52       22.99        49.33
80.01 - 85.00%         9     1,387,237      0.67        6.499         697     154,137     83.19      83.19        0.00        65.78
85.01 - 90.00%        54     9,258,178      4.50        6.666         715     171,448     89.87      89.87       24.25        15.82
90.01 - 95.00%        12     1,957,527      0.95        6.611         691     163,127     94.71      94.71       24.69        74.19
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------





                                                   Distribution by Document Type

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
                      Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Document Type      Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt             318   $44,570,593     21.68%       6.451%        705    $140,159     79.72%     94.70%     100.00%       51.28%
Stated Income/
Stated Asset         636   116,674,566     56.75        6.513         708     183,451     77.63      88.96        0.00        51.03
Stated Income/
Verified Asset       251    44,331,467     21.56        6.402         699     176,619     79.56      89.41        0.00        32.41
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


                                                   Distribution by Loan Purpose

                                             Pct. Of               Weighted               Weighted   Weighted
                     Number                  Pool By    Weighted       Avg.        Avg.       Avg.       Avg.
                         Of     Principal  Principal  Avg. Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Loan Purpose          Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance       192   $40,246,498     19.58%      6.286%        687    $209,617     74.46%     79.79%     14.19%      69.88%
Purchase                901   144,763,194     70.42       6.549         713     160,669     79.90      93.60      23.87       36.54
Rate/Term Refinance     112    20,566,935     10.00       6.332         692     183,633     76.52      87.61      20.93       76.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,205  $205,576,626    100.00%      6.476%        705    $170,603     78.50%     90.30%     21.68%      47.07%
====================================================================================================================================



                                                 Distribution by Occupancy Status

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Occupancy             Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Status             Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner            522   $83,472,945     40.60%       6.603%        721    $159,910     78.26%     87.28%      22.60%        0.00%
Owner Occupied       536    96,757,339     47.07        6.337         690     180,517     78.45      92.74       23.62       100.00
Second Home          147    25,346,341     12.33        6.588         714     172,424     79.48      90.90       11.23         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


                                                   Distribution by Property Type

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Property              Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Type               Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family            72   $13,724,958      6.68%       6.638%        718    $190,624     76.55%     85.23%      19.58%       15.75%
Condo                179    28,886,816     14.05        6.526         703     161,379     79.09      89.80       24.39        50.06
Pud                  260    46,956,689     22.84        6.487         708     180,603     78.59      92.02       24.03        42.92
Single Family        693   115,909,963     56.38        6.439         704     167,258     78.54      90.32       20.32        51.75
Townhouse              1        98,200      0.05        7.750         712      98,200     80.00     100.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------





                                                       Distribution by State

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
                      Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
State              Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                   163   $27,715,679     13.48%       6.564%        712    $170,035     80.03%     89.02%      18.09%       24.78%
GA                   175    24,257,280     11.80        6.459         704     138,613     80.36      94.10       23.84        40.56
CA - Southern         77    18,915,763      9.20        6.177         703     245,659     72.84      80.52       10.89        63.65
AZ                   101    18,135,266      8.82        6.484         706     179,557     78.61      89.82       16.61        37.57
CA - Northern         53    14,218,556      6.92        6.265         702     268,275     75.87      81.85        2.28        49.29
MN                    68    11,521,649      5.60        6.612         699     169,436     79.58      95.92       27.91        55.63
VA                    55    10,487,644      5.10        6.474         695     190,684     78.91      91.14       25.98        64.57
NV                    35     7,343,768      3.57        6.405         715     209,822     78.49      93.07       20.18        44.65
CO                    37     6,794,525      3.31        6.395         716     183,636     77.33      91.41       24.07        63.80
SC                    43     6,340,205      3.08        6.750         709     147,447     81.22      91.33       17.28        28.98
Other                398    59,846,290     29.11        6.547         705     150,368     78.98      92.79       30.45        52.73
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


                                                     Distribution by Zip Code

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
                      Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Zip Code           Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
29577                  8    $1,317,910      0.64%       6.923%        720    $164,739     82.40%     86.45%       0.00%        0.00%
30349                 10     1,217,875      0.59        6.515         688     121,787     79.33      93.10       35.61        14.15
89015                  6     1,163,960      0.57        6.176         707     193,993     78.89      96.33       32.33        48.90
89048                  6     1,155,900      0.56        6.835         719     192,650     79.81      95.07       62.64         0.00
85234                  4       882,960      0.43        6.208         716     220,740     72.32      82.90       18.23         0.00
55412                  5       819,040      0.40        7.047         702     163,808     80.00      99.02       35.70        17.42
85379                  3       809,200      0.39        6.544         726     269,733     77.50      95.18        0.00        37.32
91331                  3       761,400      0.37        6.302         689     253,800     71.64      82.04        0.00       100.00
20164                  3       743,100      0.36        6.322         713     247,700     78.78      92.21       28.95        71.05
85239                  4       691,729      0.34        6.777         727     172,932     79.99      92.84       17.98        17.98
Other              1,153   196,013,552     95.35        6.471         705     170,003     78.50      90.24       21.55        48.04
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


                                           Distribution by Remaining Months to Maturity

                                          Pct. Of                Weighted               Weighted   Weighted
Remaining         Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Months To             Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Maturity           Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
121 - 180              1      $211,464      0.10%       6.375%        675    $211,464     80.00%    100.00%       0.00%        0.00%
301 - 360          1,204   205,365,162      99.90        6.476        705     170,569      78.50      90.29       21.70        47.11
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------





                                                 Distribution by Amortization Type

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Amortization          Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Type               Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM            1      $188,000      0.09%       7.000%        753    $188,000     80.00%    100.00%       0.00%      100.00%
2 Year ARM            55     9,091,846      4.42        6.490         721     165,306     79.01      93.76       14.98        65.22
3 Year ARM           178    33,149,549     16.13        6.468         711     186,233     79.02      91.81       15.55        70.62
5 Year ARM           958   160,361,556     78.01        6.477         703     167,392     78.40      89.78       23.48        41.10
6 Month ARM            7     1,678,325      0.82        5.973         708     239,761     77.48      89.55       24.10        28.72
7 Year ARM             6     1,107,350      0.54        7.061         713     184,558     74.84      90.95        0.00        75.62
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================



                                             Distribution by Prepayment Term (Months)

                                          Pct. Of                Weighted               Weighted   Weighted
Prepayment        Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Term                  Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
(Months)           Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                    782  $136,287,714     66.30%       6.451%        704    $174,281     78.80%     89.46%      23.16%       44.04%
4                      1       271,960      0.13        5.875         735     271,960     80.00      90.00        0.00         0.00
6                      6     1,013,950      0.49        6.524         711     168,992     79.27      92.49        0.00        48.76
12                     7     1,183,823      0.58        6.472         678     169,118     81.12      90.22       13.90        61.43
24                    49     6,607,416      3.21        6.511         720     134,845     78.24      92.58       20.47        36.17
36                   348    58,731,725     28.57        6.528         708     168,769     77.73      91.75       19.08        54.38
42                     2       290,450      0.14        6.556         700     145,225     79.97      99.90        0.00       100.00
60                    10     1,189,587      0.58        6.691         679     118,959     79.49      98.23       23.94        75.17
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================



                                                   Distribution by Periodic Cap

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Periodic              Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Cap                Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%         402   $66,148,075     32.18%       6.621%        711    $164,547     79.22%     94.52%      28.31%       58.12%
1.50 - 1.99%           6       881,000      0.43        5.689         720     146,833     78.17      94.52       25.33       100.00
2.00 - 2.49%         795   138,009,291     67.13        6.414         703     173,597     78.15      88.25       18.57        41.61
5.50 - 5.99%           1       266,300      0.13        6.125         664     266,300     80.00      90.00        0.00         0.00
6.00 - 6.49%           1       271,960      0.13        5.875         735     271,960     80.00      90.00        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================



                                               Distribution by Months to Rate Reset

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Months To             Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Rate Reset         Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below             7    $1,678,325      0.82%       5.973%        708    $239,761     77.48%     89.55%      24.10%       28.72%
11 - 20               10     1,595,748      0.78        6.804         711     159,575     78.54      92.41       20.94        23.44
21 - 30               44     7,655,942      3.72        6.304         720     173,999     79.93      93.86       16.72        78.69
31 - 40              178    32,885,705     16.00        6.493         711     184,751     78.83      91.83       14.59        69.76
41 - 50                4       552,612      0.27        6.270         676     138,153     82.93      82.93       31.76        50.31
51 - 60              954   159,756,144     77.71        6.479         703     167,459     78.38      89.80       23.42        40.98
61 - 70                1       156,800      0.08        6.250         688     156,800     80.00     100.00      100.00       100.00
81 - 90                6     1,107,350      0.54        7.061         713     184,558     74.84      90.95        0.00        75.62
111 - 120              1       188,000      0.09        7.000         753     188,000     80.00     100.00        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------





                                               Distribution by Maximum Lifetime Rate

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Maximum               Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Lifetime Rate      Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.49% & Below         7    $1,328,500      0.65%       5.293%        726    $189,786     83.76%     90.34%      51.99%       65.61%
10.50 - 10.99%        73    12,103,838      5.89        5.736         682     165,806     76.56      88.94       25.85        72.08
11.00 - 11.49%       216    37,791,786     18.38        6.223         698     174,962     78.52      91.32       27.56        55.00
11.50 - 11.99%       351    59,946,090     29.16        6.496         705     170,787     78.00      88.14       18.23        40.33
12.00 - 12.49%       310    52,801,094     25.68        6.501         715     170,326     78.46      89.70       21.61        42.99
12.50 - 12.99%       168    30,100,538     14.64        6.731         706     179,170     79.66      93.01       20.24        54.49
13.00 - 13.49%        44     6,612,429      3.22        7.088         704     150,282     78.77      95.39       18.85        45.80
13.50 - 13.99%        32     4,438,799      2.16        7.689         706     138,712     80.72      94.78        8.13         1.62
14.00 - 14.49%         2       241,153      0.12        8.000         757     120,577     80.00     100.00      100.00         0.00
14.50 - 14.99%         1        51,000      0.02        8.500         719      51,000     79.97      99.88      100.00         0.00
15.00 - 15.49%         1       161,400      0.08        6.250         752     161,400     79.98      94.97        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================



                                               Distribution by Minimum Lifetime Rate

                                          Pct. Of                Weighted               Weighted   Weighted
Minimum           Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
Lifetime              Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Rate               Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%         969  $165,489,315     80.50%       6.444%        705    $170,784     78.52%     89.55%      23.13%       45.99%
2.50 - 2.99%         107    17,956,339      8.73        6.681         710     167,816     77.64      92.62       21.39        39.71
3.00 - 3.49%          22     4,526,775      2.20        6.299         728     205,762     77.81      89.11        7.34        48.30
3.50 - 3.99%          19     3,595,093      1.75        6.517         685     189,215     77.31      91.31        0.00        44.51
4.00 - 4.49%          12     1,400,797      0.68        6.830         655     116,733     82.00      95.25       29.83        80.07
4.50 - 4.99%           5       537,482      0.26        7.333         727     107,496     82.58      97.40       21.43        27.66
5.50 - 5.99%          11     2,244,540      1.09        5.778         734     204,049     77.80      95.51        5.52        85.30
6.00 - 6.49%          19     2,537,157      1.23        6.289         709     133,535     79.41      94.76       38.76        81.13
6.50 - 6.99%          25     4,589,619      2.23        6.700         699     183,585     79.97      97.52       10.64        76.35
7.00 - 7.49%           9     1,660,786      0.81        7.154         714     184,532     79.99      98.04        0.00        48.51
7.50 - 7.99%           7     1,038,724      0.51        7.667         717     148,389     80.00      95.00        0.00        17.75
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================



                                                      Distribution by Margin

                                          Pct. Of                Weighted               Weighted   Weighted
                  Number                  Pool By     Weighted       Avg.        Avg.       Avg.       Avg.
                      Of     Principal  Principal   Avg. Gross    Current   Principal   Original   Combined   Pct. Full   Pct. Owner
Margin             Loans       Balance    Balance       Coupon       FICO     Balance        LTV        LTV         Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%       1,062  $180,260,433     87.69%       6.466%        705    $169,737     78.58%     90.07%      22.15%       47.42%
2.50 - 2.99%         104    17,710,414      8.61        6.619         708     170,292     77.56      92.27       23.05        40.11
3.00 - 3.49%          19     4,086,617      1.99        6.339         721     215,085     78.45      90.70        3.37        54.42
3.50 - 3.99%          10     2,230,152      1.08        6.520         687     223,015     77.47      90.06        0.00        41.43
4.00 - 4.49%           9     1,173,011      0.57        6.340         705     130,335     82.48      94.33       36.71        77.01
4.50 - 4.99%           1       116,000      0.06        6.000         646     116,000     80.00     100.00        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205  $205,576,626    100.00%       6.476%        705    $170,603     78.50%     90.30%      21.68%       47.07%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------




                                               Distribution by First Adjustment Cap


                                            Pct. Of               Weighted               Weighted  Weighted
First                                       Pool By    Weighted       Avg.        Avg.       Avg.      Avg.
Adjustment     Number Of      Principal   Principal  Avg. Gross    Current   Principal   Original  Combined   Pct. Full  Pct. Owner
Cap                Loans        Balance     Balance      Coupon       FICO     Balance        LTV       LTV         Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00% & Below          2       $411,700       0.20%      6.056%        735    $205,850     79.99%    99.98%      51.00%      51.00%
1.01 - 1.50%           6        881,000       0.43       5.689         720     146,833     78.17     94.52       25.33      100.00
1.51 - 2.00%          15      2,105,808       1.02       6.275         708     140,387     76.75     85.01       28.70       30.69
2.51 - 3.00%         148     24,027,554      11.69       6.624         713     162,348     79.48     94.62       21.38       62.26
3.01 - 3.50%           1        235,257       0.11       7.250         701     235,257     80.00    100.00        0.00      100.00
3.51 - 4.00%           5        660,845       0.32       6.052         695     132,169     85.18     95.46      100.00       68.52
4.51 - 5.00%         732    122,035,953      59.36       6.507         701     166,716     79.29     91.54       20.37       46.93
5.01 - 5.50%           1        128,750       0.06       6.625         727     128,750     79.97     99.94      100.00        0.00
5.51 - 6.00%         295     55,089,759      26.80       6.367         711     186,745     76.29     85.61       23.14       40.12
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205   $205,576,626     100.00%      6.476%         705    $170,603    78.50%    90.30%      21.68%      47.07%
===================================================================================================================================



                                               Distribution by Periodic Lifetime Cap


                                            Pct. Of               Weighted               Weighted  Weighted
Periodic                                    Pool By    Weighted       Avg.        Avg.       Avg.      Avg.
Lifetime       Number Of      Principal   Principal  Avg. Gross    Current   Principal   Original  Combined   Pct. Full  Pct. Owner
Cap                Loans        Balance     Balance      Coupon       FICO     Balance        LTV       LTV         Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%         727   $117,841,545      57.32%      6.521%        701    $162,093     79.40%    91.46%      24.24%      42.81%
5.01 - 5.50%           1        128,750       0.06       6.625         727     128,750     79.97     99.94      100.00        0.00
5.51 - 6.00%         467     85,896,640      41.78       6.434         710     183,933     77.28     88.73       18.00       52.66
6.01 - 6.50%           1        271,960       0.13       5.875         735     271,960     80.00     90.00        0.00        0.00
6.51 - 7.00%           6        881,000       0.43       5.689         720     146,833     78.17     94.52       25.33      100.00
7.51 - 8.00%           2        395,330       0.19       4.492         773     197,665     72.62     72.62       49.21       50.79
8.51 - 9.00%           1        161,400       0.08       6.250         752     161,400     79.98     94.97        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205   $205,576,626    100.00%       6.476%        705    $170,603     78.50%    90.30%      21.68%      47.07%
===================================================================================================================================



                                               Distribution by Interest Only Loans


                                            Pct. Of               Weighted               Weighted  Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.      Avg.
Interest       Number Of      Principal   Principal  Avg. Gross    Current   Principal   Original  Combined   Pct. Full  Pct. Owner
Only Loans         Loans        Balance     Balance      Coupon       FICO     Balance        LTV       LTV         Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                    128    $18,710,268       9.10%      6.608%        703    $146,174     77.53%    88.63%      18.51%      41.98%
Y                  1,077    186,866,358      90.90       6.463         706     173,506     78.60     90.47       22.00       47.58
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205   $205,576,626     100.00%      6.476%        705    $170,603     78.50%    90.30%      21.68%      47.07%
===================================================================================================================================



                                                Distribution by Interest Only Term


                                            Pct. Of               Weighted               Weighted  Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.      Avg.
Interest       Number Of      Principal   Principal  Avg. Gross    Current   Principal   Original  Combined   Pct. Full  Pct. Owner
Only Loans         Loans        Balance     Balance      Coupon       FICO     Balance        LTV       LTV         Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                    128    $18,710,268       9.10%      6.608%        703    $146,174     77.53%    88.63%      18.51%      41.98%
36                    20      4,178,112       2.03       6.143         708     208,906     78.06     82.36        9.35       38.78
60                   135     22,918,113      11.15       6.446         706     169,764     78.83     91.67       21.42       53.08
66                     1        161,000       0.08       5.500         629     161,000     70.00     70.00        0.00      100.00
120                  921    159,609,133      77.64       6.474         706     173,300     78.58     90.53       22.43       46.96
------------------------------------------------------------------------------------------------------------------------------------
Total:             1,205   $205,576,626     100.00%      6.476%        705    $170,603     78.50%    90.30%      21.68%      47.07%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------



                           Group II Mortgage Loans(1)

Scheduled Principal Balance:                          $751,055,073
Number of Mortgage Loans:                                    2,602
Average Scheduled Principal Balance:                      $288,645
Interest Only Loans:                                        92.29%
Weighted Average Gross Coupon:                              6.325%
Weighted Average Net Coupon: (2)                            6.030%
Weighted Average FICO Score:                                   710
Weighted Average Original LTV Ratio:                        77.52%
Weighted Average Stated Remaining Term (months):               358
Weighted Average Seasoning (months):                             2
Weighted Average Months to Roll:                                42
Weighted Average Gross Margin:                               2.41%
Weighted Average Initial Rate Cap:                           4.27%
Weighted Average Periodic Rate Cap:                          1.56%
Weighted Average Gross Maximum Lifetime Rate:               11.95%

1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                                            Distribution by Current Principal Balance


                                                   Pct. Of              Weighted             Weighted  Weighted
                                                   Pool By    Weighted      Avg.       Avg.      Avg.      Avg.      Pct.      Pct.
Current Principal       Number Of     Principal  Principal  Avg. Gross   Current  Principal  Original  Combined      Full     Owner
Balance                     Loans       Balance    Balance      Coupon      FICO    Balance       LTV       LTV       Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 9      $410,280      0.05%      6.504%       713    $45,587    64.07%    67.67%    23.15%    57.04%
$50,001 - $75,000              22     1,378,133      0.18       6.662        712     62,642    71.92     78.81     13.48     43.95
$75,001 - $100,000             86     7,745,127      1.03       6.639        707     90,060    75.05     85.30     19.18     57.35
$100,001 - $125,000           118    13,252,846      1.76       6.530        707    112,312    75.16     85.81     23.07     68.63
$125,001 - $150,000           171    23,637,599      3.15       6.496        702    138,232    78.27     88.11     23.40     67.13
$150,001 - $200,000           421    74,247,381      9.89       6.429        703    176,360    78.65     89.97     25.30     81.46
$200,001 - $250,000           397    90,105,457     12.00       6.370        704    226,966    78.56     90.12     29.73     82.01
$250,001 - $300,000           390   107,103,606     14.26       6.384        705    274,625    78.01     89.99     28.51     82.71
$300,001 - $350,000           257    83,046,053     11.06       6.324        707    323,136    78.17     90.23     23.75     88.02
$350,001 - $400,000           243    90,801,673     12.09       6.200        716    373,669    76.66     88.90     24.61     86.01
$400,001 - $450,000           152    64,955,535      8.65       6.282        721    427,339    78.61     91.37     17.04     91.38
$450,001 - $500,000           116    55,106,946      7.34       6.264        721    475,060    78.90     91.42     14.66     93.92
$500,001 - $550,000            71    37,095,683      4.94       6.150        722    522,474    78.91     90.82     11.36     98.62
$550,001 - $600,000            48    27,724,425      3.69       6.235        723    577,592    77.00     88.42     20.94     91.55
$600,001 - $650,000            52    32,845,940      4.37       6.262        713    631,653    76.78     87.76     15.33     94.44
$650,001 - $700,000             8     5,441,708      0.72       6.201        675    680,214    72.11     73.02     36.93    100.00
$700,001 - $750,000            10     7,377,797      0.98       6.399        699    737,780    67.02     74.74     19.92     90.05
$750,001 - $800,000             8     6,226,894      0.83       6.295        735    778,362    76.63     80.35     25.05     75.47
$800,001 - $850,000             4     3,272,942      0.44       6.249        698    818,235    76.22     84.79     24.54    100.00
$850,001 - $900,000             5     4,374,050      0.58       6.571        673    874,810    77.18     88.45     20.48    100.00
$900,001 - $950,000             2     1,856,000      0.25       6.248        678    928,000    70.04     70.04      0.00    100.00
$950,001 - $1,000,000           7     6,873,500      0.92       6.178        682    981,929    66.46     69.87      0.00     71.63
$1,000,001 - $1,500,000         5     6,175,500      0.82       6.510        702  1,235,100    59.42     59.66     21.37     40.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                      2,602  $751,055,073    100.00%      6.325%       710   $288,645    77.52%    88.93%    22.74%    85.51%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------




                                                   Distribution by Current Rate


                                            Pct. Of               Weighted               Weighted  Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.      Avg.
               Number Of      Principal   Principal  Avg. Gross    Current   Principal   Original  Combined   Pct. Full  Pct. Owner
Current Rate       Loans        Balance     Balance      Coupon       FICO     Balance        LTV       LTV         Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% & Below          3       $804,500       0.11%      4.391%        712    $268,167     78.36%    98.82%      56.25%     100.00%
4.51 - 5.00%          33      9,502,620       1.27       4.922         729     287,958     75.68     86.45       43.99       96.25
5.01 - 5.50%         162     50,569,380       6.73       5.371         717     312,157     72.88     81.22       40.31       81.31
5.51 - 6.00%         619    186,830,813      24.88       5.852         713     301,827     75.99     87.00       23.12       91.71
6.01 - 6.50%         933    286,619,834      38.16       6.327         713     307,202     77.99     90.44       20.36       89.12
6.51 - 7.00%         542    143,561,449      19.11       6.801         703     264,874     78.92     90.11       23.36       80.46
7.01 - 7.50%         232     55,584,813       7.40       7.298         700     239,590     80.19     90.35       15.73       66.32
7.51 - 8.00%          56     12,960,298       1.73       7.778         703     231,434     80.70     94.30        8.89       69.64
8.01 - 8.50%          19      4,069,167       0.54       8.310         693     214,167     79.96     92.17       14.16       69.49
8.51 - 9.00%           3        552,200       0.07       8.761         698     184,067     84.07     89.55       40.75       27.38
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,602   $751,055,073     100.00%      6.325%        710    $288,645     77.52%    88.93%      22.74%      85.51%
===================================================================================================================================



                                                       Distribution by FICO


                                            Pct. Of               Weighted               Weighted  Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.      Avg.
               Number Of      Principal   Principal  Avg. Gross    Current   Principal   Original  Combined   Pct. Full  Pct. Owner
Fico               Loans        Balance     Balance      Coupon       FICO     Balance        LTV       LTV         Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819             50    $16,550,592       2.20%      6.272%        807    $331,012     74.73%    84.73%      17.69%      72.55%
780 - 799            121     37,317,635        4.97      6.218         787     308,410     76.72     87.67       28.33       75.28
760 - 779            205     63,937,408        8.51      6.199         769     311,890     77.24     90.04       17.34       80.86
740 - 759            267     75,640,124       10.07      6.245         749     283,296     76.86     89.01       18.35       81.70
720 - 739            328    102,770,806       13.68      6.288         729     313,326     78.46     91.91       16.19       86.81
700 - 719            407    119,765,644       15.95      6.344         709     294,264     78.88     91.60       14.36       85.91
680 - 699            504    137,532,693       18.31      6.328         689     272,882     77.27     88.01       19.18       87.45
660 - 679            408    112,504,348       14.98      6.395         670     275,746     77.76     87.81       31.17       87.98
640 - 659            234     64,136,992        8.54      6.502         649     274,090     77.47     86.76       40.12       92.75
620 - 639             70     19,351,832        2.58      6.358         630     276,455     72.71     80.11       52.30       85.22
600 - 619              5        929,300        0.12      6.435         612     185,860     71.07     75.01       79.73       87.65
580 - 599              2        459,750        0.06      5.804         598     229,875     68.07     68.07      100.00      100.00
NA                     1        157,950        0.02      6.500           0     157,950     65.00     65.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:             2,602   $751,055,073      100.00%     6.325%        710    $288,645     77.52%    88.93%      22.74%      85.51%
===================================================================================================================================



                                                   Distribution by Original LTV


                                             Pct. Of              Weighted               Weighted  Weighted
                                             Pool By    Weighted      Avg.        Avg.       Avg.      Avg.
                 Number Of     Principal   Principal  Avg. Gross   Current   Principal   Original  Combined   Pct. Full  Pct. Owner
Original LTV         Loans       Balance     Balance      Coupon      FICO     Balance        LTV       LTV         Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below          20    $3,024,318       0.40%      5.945%       714    $151,216     20.74%    21.39%      16.58%      87.79%
30.01 - 40.00%          17     4,011,764       0.53       5.851        719     235,986     35.85     36.73       19.39       74.75
40.01 - 50.00%          30    10,257,342       1.37       5.933        720     341,911     46.24     46.24       13.61       67.11
50.01 - 60.00%          72    20,666,486       2.75       5.957        702     287,035     57.12     59.56       25.99       63.99
60.01 - 70.00%         192    62,051,415       8.26       6.109        712     323,184     66.75     74.61       16.04       72.87
70.01 - 80.00%       2,076   609,140,724      81.10       6.357        710     293,420     79.44     92.61       23.54       89.00
80.01 - 85.00%          15     3,156,450       0.42       6.254        694     210,430     84.53     84.53       33.64       86.15
85.01 - 90.00%         113    24,472,715       3.26       6.577        715     216,573     89.93     90.12       22.28       53.64
90.01 - 95.00%          60    13,296,045       1.77       6.525        706     221,601     94.87     94.87       16.12       92.23
95.01 - 100.00%          7       977,814       0.13       6.156        666     139,688     99.97     99.97       78.08      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073     100.00%      6.325%       710    $288,645     77.52%    88.93%      22.74%      85.51%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------





                                                  Distribution by Document Type



                                                          Pct. Of                 Weighted   Weighted  Weighted   Weighted
                                                          Pool By     Weighted        Avg.       Avg.       Avg.      Avg.    Pct.
                              Number Of      Principal   Principal  Avg. Gross     Current  Principal   Original  Combined    Full
Document Type                     Loans        Balance     Balance      Coupon        FICO    Balance       LTV       LTV      Doc
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                            623   $170,794,836      22.74%      6.203%        699    $274,149     77.98%    88.56%  100.00%
No Doc                              562    131,986,767      17.57       6.505         712     234,852     73.28     78.51     0.00
No Ratio                            253     59,572,077       7.93       6.473         700     235,463     77.24     89.83     0.00
Stated Income/Stated Assets         999    342,408,999      45.59       6.315         717     342,752     78.55     92.29     0.00
Stated Income/Verified Assets       165     46,292,395       6.16       6.142         711     280,560     80.69     93.97     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,602   $751,055,073     100.00%      6.325%        710    $288,645     77.52%    88.93%   22.74%
===================================================================================================================================



                                       Pct.
                                      Owner
Document Type                      Occupied
-------------------------------------------
Full/Alt                             81.57%
No Doc                               82.73
No Ratio                             62.36
Stated Income/Stated Assets          92.25
Stated Income/Verified Assets        87.93
-------------------------------------------
Total:                               85.51%
===========================================




                                                   Distribution by Loan Purpose


                                                   Pct. Of                 Weighted               Weighted    Weighted
                                                   Pool By     Weighted        Avg.        Avg.       Avg.        Avg.
                     Number Of       Principal   Principal   Avg. Gross     Current   Principal   Original    Combined   Pct. Full
Loan Purpose             Loans         Balance     Balance       Coupon        FICO     Balance        LTV         LTV         Doc
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance          371    $122,719,247      16.34%       6.171%         696    $330,780     70.90%      74.24%      25.80%
Purchase                 2,066     579,177,902      77.12        6.369          714     280,338     79.22       92.42       21.57
Rate/Term Refinance        165      49,157,925       6.55        6.185          697     297,927     74.03       84.48       28.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,602    $751,055,073     100.00%       6.325%         710    $288,645     77.52%      88.93%      22.74%
===================================================================================================================================




                       Pct. Owner
Loan Purpose             Occupied
---------------------------------

Cashout Refinance          87.27%
Purchase                   84.52
Rate/Term Refinance        92.73
---------------------------------
Total:                     85.51%
=================================




                                                 Distribution by Occupancy Status

                                              Pct. Of   Weighted   Weighted               Weighted   Weighted
                                              Pool By       Avg.       Avg.        Avg.       Avg.       Avg.
Occupancy        Number Of      Principal   Principal      Gross    Current   Principal   Original   Combined  Pct. Full      Owner
Status               Loans        Balance     Balance     Coupon       FICO     Balance        LTV        LTV        Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner              397    $89,580,460      11.93%     6.574%        724    $225,643     75.76%     81.86%     25.96%      0.00%
Owner Occupied       2,137    642,214,780      85.51      6.288         708     300,522     77.85      90.16      21.69     100.00
Second Home             68     19,259,834       2.56      6.386         711     283,233     74.87      80.74      42.72       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602   $751,055,073     100.00%     6.325%        710    $288,645     77.52%     88.93%     22.74%     85.51%
===================================================================================================================================





                                                  Distribution by Property Type

                                            Pct. Of               Weighted               Weighted   Weighted
                                            Pool By     Weighted      Avg.        Avg.       Avg.       Avg.
Property        Number Of     Principal   Principal   Avg. Gross   Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Type                Loans       Balance    Balance        Coupon      FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family            104   $33,914,895      4.52%        6.540%       717    $326,105     76.39%     85.25%     33.86%      56.59%
Condo                 332    82,934,523     11.04         6.346        714     249,803     78.50      90.26      24.06       83.82
Co-op                   3       861,148      0.11         5.828        704     287,049     88.75      91.99      67.58      100.00
Pud                   603   172,805,267     23.01         6.306        711     286,576     77.91      89.76      24.43       86.78
Single Family       1,557   460,055,090     61.25         6.313        709     295,475     77.27      88.65      20.99       87.46
Townhouse               3       484,150      0.06         6.334        739     161,383     69.74      80.60       0.00       61.79
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,602   $751,055,073    100.00%       6.325%       710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------


                                                      Distribution by State

                                            Pct. Of               Weighted              Weighted   Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.       Avg.
                 Number Of     Principal  Principal  Avg. Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
State                Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Northern          390  $152,738,877     20.34%      6.198%        720    $391,638     76.57%     89.04%     11.75%      91.18%
CA - Southern          389   146,139,328     19.46       6.177         717     375,680     76.38      89.22      13.33       90.95
VA                     210    64,128,608      8.54       6.292         713     305,374     78.12      89.75      32.27       85.93
FL                     286    62,910,829      8.38       6.585         703     219,968     78.11      87.04      16.92       63.71
NJ                     180    50,952,806      6.78       6.776         698     283,071     77.58      86.17      52.57       88.88
AZ                     129    32,937,202      4.39       6.523         705     255,327     78.50      88.55      20.01       77.15
MD                     100    29,196,477      3.89       6.121         711     291,965     78.37      88.07      39.83       88.75
NV                      99    25,977,716      3.46       6.164         719     262,401     77.76      89.88      33.50       74.88
GA                     110    21,421,385      2.85       6.357         682     194,740     80.35      92.63      18.12       90.43
IL                      66    18,940,469      2.52       6.422         702     286,977     75.82      85.65      16.80       92.81
Other                  643   145,711,377     19.40       6.357         704     226,612     78.49      89.90      28.31       83.61
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                                     Distribution by Zip Code

                                            Pct. Of               Weighted              Weighted   Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.       Avg.
                 Number Of     Principal  Principal  Avg. Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Zip Code             Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
95757                    8    $3,549,540      0.47%      5.980%        733    $443,693     79.28%     88.33%     38.32%      88.77%
92563                    8     3,433,354      0.46       6.162         738     429,169     80.00      98.83       0.00      100.00
92336                    8     3,189,007      0.42       6.107         713     398,626     77.85      93.27       0.00      100.00
22193                   10     3,153,112      0.42       6.354         718     315,311     78.45      91.06      19.64       81.22
95377                    6     2,797,100      0.37       6.274         710     466,183     79.89      96.69       0.00      100.00
93635                    8     2,585,250      0.34       6.408         727     323,156     75.78      91.42      13.46      100.00
89178                   10     2,555,806      0.34       6.210         707     255,581     79.27      90.92      15.82       84.18
08008                    2     2,520,500      0.34       6.310         688   1,260,250     64.76      64.76      52.37        0.00
95127                    5     2,460,000      0.33       6.252         718     492,000     80.00      93.76       0.00      100.00
85242                   13     2,373,176      0.32       6.945         682     182,552     80.65      88.82      13.69       80.26
Other                2,524   722,438,228     96.19       6.326         710     286,228     77.51      88.88      23.04       85.54
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                           Distribution by Remaining Months to Maturity

                                            Pct. Of               Weighted              Weighted   Weighted
Remaining                                   Pool By    Weighted       Avg.        Avg.       Avg.       Avg.
Months To        Number Of     Principal  Principal  Avg. Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Maturity             Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                2      $899,900      0.12%      5.995%        725    $449,950     74.95%     87.43%    100.00%      49.52%
301 - 360            2,600   750,155,174     99.88       6.325         710     288,521     77.52      88.93      22.65       85.55
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Amortization Type

                                            Pct. Of               Weighted              Weighted   Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.       Avg.
Amortization     Number Of     Principal  Principal  Avg. Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Type                 Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Year ARM             274   $85,722,520     11.41%      6.387%        713    $312,856     79.15%     92.53%      8.65%      79.79%
10 Year ARM              3     1,267,192      0.17       6.466         692     422,397     80.00      91.11      44.76      100.00
2 Year ARM             146    49,168,313      6.55       6.359         710     336,769     78.27      95.21      11.95       94.99
3 Year ARM             788   231,139,567     30.78       6.310         712     293,324     78.30      89.76      34.54       91.76
5 Year ARM           1,269   337,106,287     44.88       6.382         707     265,647     76.70      86.72      18.42       80.66
6 Month ARM             59    24,371,205      3.24       5.680         722     413,071     75.99      92.23      13.02       88.57
7 Year ARM              63    22,279,989      2.97       5.986         714     353,651     75.49      82.28      53.13       90.97
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                             Distribution by Prepayment Term (Months)

                                            Pct. Of               Weighted              Weighted   Weighted
Prepayment                                  Pool By    Weighted       Avg.        Avg.       Avg.       Avg.
Term             Number Of     Principal  Principal  Avg. Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
(Months)             Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                    1,935  $562,948,508     74.95%      6.326%        710    $290,929     77.59%     88.60%     24.81%      85.99%
2                        1        60,873      0.01       7.875         650      60,873     75.31     100.00       0.00      100.00
3                        1       139,250      0.02       7.500         660     139,250     79.99      79.99       0.00        0.00
4                        2       557,461      0.07       6.083         762     278,731     57.26      57.26       0.00       33.27
6                       42    17,126,798      2.28       6.531         721     407,781     77.83      93.07       6.09       85.78
12                      34    10,099,233      1.34       6.228         714     297,036     75.65      88.44      34.73       80.99
20                       1       252,551      0.03       6.500         675     252,551     80.00     100.00       0.00      100.00
24                      52    12,762,744      1.70       6.320         686     245,437     79.76      95.21      12.36       82.48
36                     512   141,541,479     18.85       6.308         711     276,448     77.21      89.44      16.20       84.48
42                       4     1,008,975      0.13       6.470         724     252,244     78.60      97.52       0.00       91.76
60                      18     4,557,201      0.61       6.027         701     253,178     77.01      83.37      45.15       81.56
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                                    Distribution by Periodic Cap

                                            Pct. Of               Weighted              Weighted   Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.       Avg.
Periodic         Number Of     Principal  Principal  Avg. Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Cap                  Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%         1,117  $343,599,307     45.75%      6.455%        710    $307,609     78.75%     91.23%     21.91%      92.38%
1.50 - 1.99%             5     1,111,167      0.15       6.114         731     222,233     80.00     100.00       0.00      100.00
2.00 - 2.49%         1,470   402,986,990     53.66       6.219         710     274,141     76.46      86.87      23.45       79.82
3.00 - 3.49%             1       249,900      0.03       5.875         732     249,900     79.99      89.98     100.00        0.00
6.00 - 6.49%             9     3,107,709      0.41       5.779         688     345,301     78.02      96.70      23.77       65.20
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------


                                               Distribution by Months to Rate Reset

                                            Pct. Of               Weighted              Weighted   Weighted
                                            Pool By    Weighted       Avg.        Avg.       Avg.       Avg.
Months To        Number Of     Principal  Principal  Avg. Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Rate Reset           Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below             118   $41,340,029      5.50%      6.011%        712    $350,339     76.79%     90.78%     12.47%      74.51%
11 - 20                233    73,591,217      9.80       6.395         715     315,842     79.36      93.69       8.34       85.56
21 - 30                153    51,413,136      6.85       6.282         712     336,034     78.21      93.25      15.84       94.67
31 - 40                763   224,057,223     29.83       6.315         712     293,653     78.31      90.00      34.30       92.09
41 - 50                  1        64,867      0.01       5.875         818      64,867     56.77      56.77       0.00        0.00
51 - 60              1,268   337,041,420     44.88       6.382         707     265,806     76.71      86.72      18.43       80.67
71 - 80                  1       454,300      0.06       5.500         791     454,300     70.00      80.00     100.00        0.00
81 - 90                 62    21,825,689      2.91       5.996         712     352,027     75.60      82.33      52.15       92.86
111 - 120                3     1,267,192      0.17       6.466         692     422,397     80.00      91.11      44.76      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                              Distribution by Maximum Lifetime Rate

                                           Pct. Of     Weighted   Weighted               Weighted   Weighted
                                           Pool By         Avg.       Avg.        Avg.       Avg.       Avg.
Maximum          Number Of     Principal  Principal       Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Lifetime Rate        Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.50 - 9.99%             4      $655,750      0.09%      4.924%        719    $163,937     91.52%     91.52%    100.00%     100.00%
10.00 - 10.49%          27     8,440,132      1.12       5.189         729     312,597     76.26      82.94      67.15       86.30
10.50 - 10.99%         207    58,408,263      7.78       5.675         710     282,166     77.57      88.24      35.39       91.13
11.00 - 11.49%         414   117,958,994     15.71       6.028         704     284,925     76.09      86.22      29.77       83.70
11.50 - 11.99%         682   189,972,570     25.29       6.213         709     278,552     76.72      86.77      24.52       87.49
12.00 - 12.49%         719   214,244,517     28.53       6.406         716     297,976     78.00      90.61      18.10       87.65
12.50 - 12.99%         370   110,667,144     14.73       6.752         709     299,100     78.97      91.78      15.60       85.06
13.00 - 13.49%         106    29,674,520      3.95       7.191         705     279,948     78.59      90.27       9.46       71.31
13.50 - 13.99%          46    11,031,046      1.47       7.202         695     239,805     80.23      93.72      15.84       61.37
14.00 - 14.49%          11     5,142,828      0.68       6.917         711     467,530     76.34      92.51      11.22       70.12
14.50 - 14.99%           6     1,523,602      0.20       7.420         708     253,934     80.00      94.78       5.82       27.99
15.00 - 15.49%           2       642,998      0.09       7.165         757     321,499     71.17      79.99      55.93       55.93
15.50 - 15.99%           1       268,000      0.04       7.625         671     268,000     80.00     100.00       0.00      100.00
16.00% & Above           7     2,424,709      0.32       5.893         681     346,387     78.53      98.59      19.79       66.08
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                                Distribution by Minimum Lifetime Rate

                                           Pct. Of     Weighted   Weighted               Weighted   Weighted
                                           Pool By         Avg.       Avg.        Avg.       Avg.       Avg.
Maximum          Number Of     Principal  Principal       Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Lifetime Rate        Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%         1,754  $488,926,244     65.10%      6.352%        707    $278,749     76.83%     87.48%     24.45%      87.69%
2.50 - 2.99%           616   192,714,061     25.66       6.290         717     312,848     78.83      90.90      21.01       80.36
3.00 - 3.49%            78    23,677,942      3.15       6.054         722     303,563     78.83      90.26      24.75       80.96
3.50 - 3.99%            48    14,811,349      1.97       6.189         698     308,570     78.00      95.28      10.17       81.60
4.00 - 4.49%            21     9,135,489      1.22       6.327         713     435,023     79.31      95.27       6.87       93.64
4.50 - 4.99%            10     4,418,101      0.59       6.235         732     441,810     78.92      97.05       8.42       86.15
5.00 - 5.49%            19     4,780,446      0.64       6.242         691     251,602     76.86      90.97      41.31       63.78
5.50 - 5.99%            16     3,490,730      0.46       5.899         709     218,171     78.91      95.81       5.35       94.65
6.00 - 6.49%            12     3,157,948      0.42       6.345         728     263,162     79.99      96.37       7.09       92.02
6.50 - 6.99%            19     4,185,518      0.56       6.747         705     220,290     79.97      98.60       0.00      100.00
7.00 - 7.49%             4       808,753      0.11       7.103         707     202,188     76.21      90.69       0.00       74.50
7.50 - 7.99%             4       701,165      0.09       7.661         701     175,291     86.77      95.18       0.00      100.00
8.00 - 8.49%             1       247,328      0.03       8.000         754     247,328     80.00     100.00       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------


                                                      Distribution by Margin

                                           Pct. Of     Weighted   Weighted               Weighted   Weighted
                                           Pool By         Avg.       Avg.        Avg.       Avg.       Avg.
                 Number Of     Principal  Principal       Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Margin               Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below            1      $204,637      0.03%      4.750%        790    $204,637     80.00%     80.00%    100.00%     100.00%
2.00 - 2.49%         1,869   522,026,342     69.51       6.346         708     279,308     76.99      87.95      23.62       88.09
2.50 - 2.99%           609   191,400,253     25.48       6.290         717     314,286     78.73      90.93      20.12       80.44
3.00 - 3.49%            63    20,209,533      2.69       5.985         726     320,786     78.90      89.44      27.78       81.95
3.50 - 3.99%            38    12,509,872      1.67       6.536         689     329,207     77.30      95.53       8.17       69.04
4.00 - 4.49%             7     1,458,451      0.19       6.847         726     208,350     87.74      97.09       0.00       82.07
5.00 - 5.49%            14     3,059,398      0.41       6.212         694     218,528     78.73      96.15      64.55       59.37
5.50 - 5.99%             1       186,588      0.02       5.500         726     186,588     70.00      95.00     100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                               Distribution by First Adjustment Cap

                                           Pct. Of     Weighted   Weighted               Weighted   Weighted
First                                      Pool By         Avg.       Avg.        Avg.       Avg.       Avg.
Adjustment       Number Of     Principal  Principal       Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Cap                  Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00% & Below           31   $12,180,149      1.62%      5.400%        741    $392,908     75.99%     92.31%     11.83%      97.93%
1.01 - 1.50%             3       681,167      0.09       5.803         755     227,056     80.00     100.00       0.00      100.00
1.51 - 2.00%           437   127,265,443     16.94       6.241         709     291,225     77.88      89.76      26.67       80.47
2.51 - 3.00%           454   129,530,453     17.25       6.470         707     285,309     78.72      91.69      32.55       93.94
3.51 - 4.00%             3       746,821      0.10       5.296         716     248,940     84.77      91.18     100.00      100.00
4.51 - 5.00%         1,202   335,178,080     44.63       6.383         707     278,850     78.88      89.99      20.33       85.61
5.51 - 6.00%           472   145,472,960     19.37       6.219         719     308,205     73.08      82.95      16.74       81.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                              Distribution by Periodic Lifetime Cap

                                           Pct. Of     Weighted   Weighted               Weighted   Weighted
Periodic                                   Pool By         Avg.       Avg.        Avg.       Avg.       Avg.
Lifetime         Number Of     Principal  Principal       Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Cap                  Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%         1,219  $318,381,242     42.39%      6.463%        702    $261,182     78.69%     88.69%     29.22%      83.75%
5.01 - 5.50%             1       237,190      0.03       6.750         712     237,190     80.00      80.00       0.00      100.00
5.51 - 6.00%         1,352   419,828,773     55.90       6.230         717     310,524     76.67      88.97      18.16       86.94
6.51 - 7.00%             8     2,544,067      0.34       5.661         696     318,008     72.40      84.84      39.66       89.82
7.51 - 8.00%            15     7,639,093      1.02       6.097         712     509,273     76.70      94.89       0.00       84.18
9.01% & Above            7     2,424,709      0.32       5.893         681     346,387     78.53      98.59      19.79       66.08
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================



                                               Distribution by Interest Only Loans

                                           Pct. Of     Weighted   Weighted               Weighted   Weighted
Interest                                   Pool By         Avg.       Avg.        Avg.       Avg.       Avg.
Only             Number Of     Principal  Principal       Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Loans                Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                      254   $57,910,448      7.71%      6.380%        708    $227,994     76.93%     85.31%     23.12%      73.36%
Y                    2,348   693,144,625     92.29       6.320         710     295,206     77.57      89.23      22.71       86.52
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-14                               Preliminary Structural and Collateral Term Sheet                        November 9, 2005
-----------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Interest Only Term

                                           Pct. Of     Weighted   Weighted               Weighted   Weighted
Interest                                   Pool By         Avg.       Avg.        Avg.       Avg.       Avg.
Only             Number Of     Principal  Principal       Gross    Current   Principal   Original   Combined  Pct. Full  Pct. Owner
Term                 Loans       Balance    Balance      Coupon       FICO     Balance        LTV        LTV        Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                      254   $57,910,448      7.71%      6.380%        708    $227,994     76.93%     85.31%     23.12%      73.36%
24                       2     1,318,200      0.18       5.466         663     659,100     56.30      61.14       0.00      100.00
36                     149    40,207,018      5.35       5.931         719     269,846     78.23      85.81      48.42       82.28
60                     206    60,569,247      8.06       6.297         717     294,025     77.78      87.31      21.23       78.24
84                      41    13,877,629      1.85       5.962         712     338,479     74.90      82.69      63.99       85.50
120                  1,950   577,172,532     76.85       6.360         709     295,986     77.61      89.89      20.13       87.68
------------------------------------------------------------------------------------------------------------------------------------
Total:               2,602  $751,055,073    100.00%      6.325%        710    $288,645     77.52%     88.93%     22.74%      85.51%
===================================================================================================================================




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.